As filed with the Securities and Exchange Commission on April 27, 2026
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-164119
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 24
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940File No. 811-04460
Amendment No. 219
☒
(Check appropriate box or boxes.)
Nationwide Provident VLI Separate Account 1

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
May 1, 2026

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Options® Plus
Individual Flexible Premium Adjustable Variable Life Insurance Policy
issued by
Nationwide Life Insurance Company
through its
Nationwide Provident VLI Separate Account 1
Prospectus: May 1, 2026
This Prospectus describes an Individual Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by Nationwide Life Insurance Company ("NLIC"), see Nationwide Life Insurance Company. The Policy has an insurance component and an investment component. The primary purposes of the Policy are to provide insurance coverage for the lifetime of the Insured and to lessen the economic loss resulting from the Insured's death. The Policy provides the policy owner (the "Owner") with flexibility as to premium payments subject to certain required premiums and the ability to choose among investment alternatives with different investment objectives.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new Policies will be sold, but agents may continue to accept additional premium on existing Policies.
Variable life insurance policies are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance policies, has been prepared by the SEC’s staff and is available at Investor.gov.
The availability of investment options, policy benefits, or other policy features described in this prospectus may vary depending on the broker-dealer through which the policy is sold (see Appendix C: Financial Intermediary Variations for additional information).
Under state law a policy owner may, for a limited time, cancel the policy and receive a refund (commonly referred to as the "free look" period). The length of the free look period depends on state law and may vary depending on whether the policy was purchased to replace another policy. The minimum free look period is 10 days. Upon cancellation, Nationwide will refund the amount prescribed by state law. The amount Nationwide refunds will be the Policy Account Value or, in certain states, the greater of the initial premium payment or the Policy Account Value. For more information, see Free Look Privileges.
The prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Policy Account Value will reflect monthly deductions and certain other fees and charges. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or the Owner decreases the Face Amount. Generally, during the first two Policy Years, the Policy will remain in force as long as the Minimum Guarantee Premium is paid or there is sufficient value in the Policy to pay certain monthly charges imposed under the Policy. After the second Policy Year, the Policy will only remain in force if there is sufficient value to pay the Monthly Deductions and other charges under the Policy.
The Owner should consider the Policy in conjunction with other insurance he or she owns. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.
Nationwide offers a variety of variable universal life policies. Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others including the policy described herein. These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.
You should read your Policy along with this prospectus.

Glossary
Additional Surrender Charge – The separately determined deferred administrative charge and deferred sales charge deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face Amount. A pro rata Additional Surrender Charge will be deducted for a reduction in Face
Amount within 10 years of the effective date of a Face Amount increase. The maximum Additional Surrender Charge will be shown in the Policy schedule pages reflecting the Face Amount increase.

Application – The application the Owner must complete to purchase a Policy plus all forms required by NLIC or applicable law.
Attained Age – The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.
Beneficiary – The person(s) or entity(ies) designated to receive all or some of the Insurance Proceeds when the
Insured dies. The Beneficiary is designated in the Application or if subsequently changed, as shown in the latest change filed with NLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the
Beneficiary.

Cash Surrender Value – The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge.
Death Benefit – Under Option A, the greater of the Face Amount or a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy Account Value on the date of death.

Duration – The number of full years the insurance has been in force for the Initial Face Amount, measured from the
Policy Date; for any increase in Face Amount, measured from the effective date of such increase.

Evidence of Insurability – The medical records or other documentation that NLIC may require to satisfy the Policy's underwriting standards. NLIC may require different and/or additional evidence depending on the Insured's Premium
Class; for example, NLIC generally requires more documentation for Insureds in classes with extra ratings. NLIC also may require different and/or additional evidence depending on the transaction requested; for example, NLIC may require more documentation for the issuance of a Policy than for an increase in Face Amount.

Face Amount – The Initial Face Amount plus any increases in Face Amount and minus any decreases in Face Amount.
Final Policy Date – The Policy Anniversary nearest the Insured's Attained Age 100 at which time the Policy Account
Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living.
The Policy will end on the Final Policy Date.

Grace Period – The 61-day period allowed for payment of a premium following the date NLIC mails notice of the amount required to keep the Policy in force.
Initial Face Amount – The Face Amount of the Policy on the Issue Date. The Face Amount may be increased or decreased after issue.
Insurance Proceeds – The net amount to be paid to the Beneficiary when the Insured dies.
Insured – The person whose life NLIC insures under the policy and whose death triggers the payment of the Death Benefit.
Investment Experience – The market performance of a portfolio/Sub-Account.
Issue Age – The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is stated in the Policy.
Loan Account – The account to which the collateral for the amount of any Policy loan is transferred from the Subaccounts and/or the Guaranteed Account.
Minimum Annual Premium – The annual amount that is used to determine the Minimum Guarantee Premium. This amount is stated in each Policy.
Minimum Face Amount – The Minimum Face Amount is $50,000 for all Premium Classes except preferred. For the preferred Premium Class, the Minimum Face Amount is $100,000.

Minimum Guarantee Premium – The Minimum Annual Premium multiplied by the number of months since the Policy Date (including the current month) divided by 12.
Minimum Initial Premium – Equal to the Minimum Annual Premium multiplied by the following factor for the specified premium mode at issue: Annual-1.0; Semi-annual-0.5; Quarterly-0.25; Monthly-0.167.
Monthly Deductions – The amount deducted from the Policy Account Value on each Policy Processing Day. It includes the monthly administrative charge, the initial administrative charge, the monthly cost of insurance charge, and the monthly cost of any benefits provided by riders.

Net Amount at Risk – The amount by which the Death Benefit exceeds the Policy Account Value.
Net Cash Surrender Value – The Cash Surrender Value minus any outstanding Policy loans and accrued interest.
Net Premiums – The remainder of a premium after the deduction of the Premium Expense Charge.
Owner (also Policy Owner, You and Your) – The person or entity named as the owner in the application, or the person assigned ownership rights.
Planned Periodic Premium – The premium amount that the Owner plans to pay at the frequency selected. The
Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the Planned Periodic Premium.

Policy Account Value, or Cash Value – The sum of the Policy's values in the Separate Account, the Guaranteed Account, and the Loan Account.
Policy Anniversary – The same day and month as the Policy Date in each later year.
Policy Date – The date set forth in the Policy that is used to determine Policy Years and Policy Processing Days. The
Policy Date is generally the same as the Policy Issue Date but may be another date mutually agreed upon by NLIC and the proposed Insured.

Policy Issue Date – The date on which the Policy is issued. It is used to measure suicide and contestable periods.
Policy Processing Day – The day in each calendar month which is the same day of the month as the Policy Date. The 1st Policy Processing Day is the Policy Date.
Policy Year – A year that starts on the Policy Date or on a Policy Anniversary.
Premium Class – The classification of the Insured for cost of insurance purposes. The standard classes are: non- smoker, smoker, and preferred. There also are classes with extra ratings.
Premium Expense Charge – The amount deducted from a premium payment, which consists of the Premium Tax Charge and the Percent of Premium Sales Charge.
SAI – The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The
SAI is not a prospectus, and should be read together with the prospectus. Owners may obtain a copy of the SAI by writing or calling NLIC at the Service Center.

Separate Account – The Nationwide Provident VLI Separate Account 1.
Service Center – The department of NLIC responsible for receiving all service and transaction requests relating to the policy. For service and transaction requests submitted other than by telephone (including fax requests), the Service
Center is our mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is our operations processing facility.

Surrender Charge – The amount deducted from the Policy Account Value upon lapse or surrender of the Policy during the first 10 Policy Years. A pro rata Surrender Charge will be deducted upon a decrease in the Initial Face
Amount during the first 10 Policy Years. The maximum Surrender Charge is shown in the Policy. The Surrender
Charge is determined separately from the Additional Surrender Charge.

Target Premium – An amount of premium payments, computed separately for each increment of Face Amount, used to compute Surrender Charges and Additional Surrender Charges.

Valuation Day – Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount. As of the date of this prospectus, NLIC is open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.

Valuation Period – The period beginning at the close of business on one Valuation Day (which is when the New York
Stock Exchange closes, usually 4:00 pm, EST) and continuing until the close of business on the next Valuation Day.
Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

Table of Contents (continued)

Important Information You Should Consider About the Policy
FEES AND EXPENSES
Charges for Early Withdrawals
Surrender Charge – For up to 10 years from the Policy Date, or effective date of any Face
Amount increase, surrender charges and additional surrenders charges are deducted if the policy is surrendered, lapses, or there is a requested decrease of the Face Amount
(see Surrender Charges). These charges will vary based upon the individual characteristics of the Insured. The maximum surrender charge is $3.00 per $1,000 of
Face Amount plus the lesser of (1) 27% of all premiums received during the first Policy
Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or (2) 50% of the Target Premium for the Initial Face Amount, and the maximum additional surrender charge is the lesser of: (1) 27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all other premiums paid to the date of surrender or lapse; or
(2) 50% of the Target Premium for each increase in Face Amount. For example, for a policy with a $100,000 Face Amount, a complete surrender could result in a surrender charge of $945.00.
Partial Withdrawal Charge – For each partial withdrawal requested, Nationwide deducts
$25 from the remaining Policy Account Value (see Partial Withdrawal Charge).

Transaction Charges
The policy owner may also be charged for other transactions as follows:
● Premium Expense Charge – Deducted from each premium payment.
● Face Amount Increase Charge – Deducted upon increase in Face Amount.
● Transfer Charge – Deducted upon transfer for the 13th and each additional transfer made during a Policy Year.
● Rider Charges – One time rider charges for certain benefits, deducted upon invoking the rider.
See Standard Policy Charges and Supplementary Benefits.

Ongoing Fees and Expenses (periodic charges)
In addition to surrender charge, interest on any outstanding policy loans, and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy, and such fees and expenses are set based on characteristics of the Insured (e.g., age, sex, and rating classification), see Standard
Policy Charges and Supplementary Benefits. Please refer to the Policy Data Pages of your policy for rates applicable to the policy.

A policy owner will also bear expenses associated with the underlying mutual funds under the policy, as shown in the following table:
	Annual Fee	Minimum	Maximum
	Investment options (underlying mutual fund fees and expenses)	0.26%[1]	1.90%[1]
1 As a percentage of underlying mutual fund net assets.

RISKS
Risk of Loss	Policy owners can lose money by investing in the policy, including loss of principal (see Principal Risks).
Not a Short-Term Investment
The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash (see Principal Risks).

A surrender charge may apply (see Surrender Charge). In addition, taking policy loans may increase the risk of lapse and may result in adverse tax consequences (see Loan
Privileges).

Risks Associated with Investment Options
● Investment in this policy is subject to the risk of poor investment performance.
Investment Experience can vary depending on the performance of the investment options chosen by the policy owner.
● Each investment option, including the Guaranteed Account, will have its own unique risks.
● Review the prospectuses and disclosures for the investment options before making an investment decision.
See Principal Risks.

RISKS
Insurance Company Risks
Investment in the policy is subject to the risks associated with Nationwide, including that any obligations (including under the Guaranteed Account), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting the Service Center (see
Principal Risks).

Policy Lapse
The policy is at risk of lapsing when the Net Cash Surrender Value is insufficient to cover the monthly policy charges, including Rider charges. Net Cash Surrender Value can be reduced by unfavorable Investment Experience, policy loans, partial surrenders and the deduction of policy charges. Payment of insufficient Premium may cause the policy to lapse. There is no separate additional charge associated with reinstating a lapsed policy;
however, payment of sufficient Premium and repayment or reinstatement of any
Indebtedness will be required (see Reinstatement). The Death Benefit will not be paid if the policy has lapsed.

For more information, see Principal Risks and Policy Duration.

RESTRICTIONS
Investments
● Nationwide may restrict the form in which Subaccount transfer requests will be accepted
(see Transfers and Transfer Restrictions).
● Nationwide may limit the frequency and dollar amount of transfers involving the
Guaranteed Account (see The Guaranteed Account and Transfers).
● Nationwide reserves the right to add, remove, and substitute investment options available under the policy (see Addition, Deletion, or Substitution of Investments).
● Transfers between Sub-Accounts are subject to restrictions designed to deter short-term and excessively frequent transfers (see Transfer Restrictions).
● Not all investment options may be available under your policy (see Appendix A:
Portfolios Available Under the Policy).
● The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix C: Financial Intermediary Variations).

Optional Benefits
● Certain optional benefits may be subject to availability, eligibility, and/or invocation requirements. Availability of certain optional benefits may be subject to Nationwide’s underwriting approval for the optional benefit.
● Nationwide reserves the right to discontinue offering any optional benefit. Such a discontinuance will only apply to new policies and will not impact any policies already in force.
● The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix C: Financial Intermediary Variations).
For more information, see Supplementary Benefits.

TAXES
Tax Implications
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
● Earnings on the policy are generally not taxable to the policy owner, unless withdrawn from the policy. Partial and full surrenders from the policy will be subject to ordinary income tax and may be subject to a tax penalty.
For more information, see Federal Income Tax Considerations.

CONFLICTS OF INTEREST
Investment Professional Compensation
Some financial professionals receive compensation for selling the policy. Compensation can take the form of commissions and other indirect compensation in that Nationwide may share the revenue it earns on this policy with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this policy over another investment (see
Distribution of Policies).

Exchanges
Some financial professionals may have a financial incentive to offer an investor a new policy in place of the one he/she already owns. An investor should only exchange his/her policy if he/she determines, after comparing the features, fees, and risks of both policies, and any surrender charge to terminate the existing policy, that it is preferable for him/her to purchase the new policy, rather than to continue to own the existing one (see Exchanging the Policy for Another Life Insurance Policy).

Overview of the Policy
Purpose
The Policy is an Individual Flexible Premium Adjustable Variable Life Insurance Policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the premiums the Owner pays, the Policy fees and charges NLIC deducts, and the effect of any Policy transactions (such as transfers, withdrawal of excess Policy Account Value, and loans). NLIC does not guarantee any minimum Policy Account Value. The Owner could lose some or all of his or her money.
This summary describes the Policy's benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail.
Prospective purchasers should consult with a financial professional to determine whether this policy is appropriate for them, taking into consideration his/her particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this policy is intended as a long-term investment, it is not a short-term investment and is not appropriate for an investor who needs ready access to cash, see Principal Risks.
Premiums
The Owner will select a Planned Periodic Premium schedule for the policy at the time of application. Within limits, the Owner may vary the frequency and amount of the premiums paid, see Payment and Allocation of Premiums.
Net Premium, loan repayments, and Policy Account Value may be allocated to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account. The Guaranteed Account is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year, subject to a minimum guaranteed interest rate. The Separate Account has Subaccounts which invest exclusively in Portfolios of mutual funds. The Separate Account contains a separate Subaccount for each of the underlying mutual funds offered in the policy.
Additional information about the underlying mutual funds is available in Appendix A: Portfolios Available Under the Policy.
Payment of insufficient premium may cause the policy to lapse.
Policy Features
Death Benefit Options
As long as the Policy remains in force, NLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.
There are two Death Benefit options available. Death Benefit Option A provides a Death Benefit equal to the greater of: (a) the Face Amount; and (b) the specified percentage of the Policy Account Value. Death Benefit Option B provides a Death Benefit equal to the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the specified percentage of the Policy Account Value, see Death Benefit. The Owner chooses at the time of application one of the two Death Benefit options. NLIC will not issue the Policy until the Owner has elected a Death Benefit option.
The Policy Account Value and Death Benefit, to the extent the Death Benefit includes or is based on the Policy Account Value, will not be fixed but will be dependent on the investment performance of the investment options in which the policy owner is invested and cumulative variable account and policy charges assessed by NLIC over the life of the policy.
For additional information, see Death Benefit.
Flexibility to Adjust Amount of Death Benefit
After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of the Policy, see Death Benefit and Ability to Adjust Face Amount. The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require Evidence of Insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. NLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.
Any change in Death Benefit option or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the Surrender Charges which are imposed upon lapse or surrender of the Policy or the pro rata Surrender Charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the Surrender Charges attributable to the decrease will reduce the Policy Account Value, and the Surrender Charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges, see Monthly Deductions. A change in Death Benefit option or Face Amount may have tax consequences.
To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code of 1986 (the "Code") for life insurance, NLIC will not effect the decrease.
Where state law requires a return of premiums paid when a Policy is returned under the Free-Look provision, any portion of Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date NLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Account will be allocated to the Money Market Subaccount. At the end of the 15-day period, Policy Account Value in the Money Market Subaccount is allocated to the Subaccounts as indicated in the Application, see Payment and Allocation of Premiums.
Transfers
The Owner may make transfers of the amounts in the Subaccounts and Guaranteed Account. Transfers between and among the Subaccounts or into the Guaranteed Account are made as of the date NLIC receives the request. NLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than 12 transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred, see Transfers of Policy Account Value. We may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.
Free Look
The Policy provides for an initial Free Look period. The Owner may cancel the Policy before the later of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after NLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to NLIC or to an agent of NLIC within such time with a written request for cancellation, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date NLIC receives the returned Policy; (ii) the amount deducted for premium taxes; (iii) any Monthly Deductions charged against the Policy Account Value; and (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires, the refund will instead equal the premiums paid, see Free Look Privileges.
A Free Look privilege also applies after a requested increase in Face Amount is issued, see Free Look Privileges.
If the Policy is canceled, we will treat the Policy as if it was never issued. If we do not receive your Policy at our home office on the close of business on the date the free look period expires, you will not be allowed to cancel your Policy free of charge.
Loan Privilege
The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value. Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance, beginning 23 days after the Policy Anniversary. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date. NLIC transfers Policy Account Value in an amount equal to the loan (adjusted by the earned interest rate and charged interest rate to the next Policy Anniversary) to the Loan Account where it becomes collateral for the loan. The transfer is made pro rata from each Subaccount and the Guaranteed Account unless the Owner specifies otherwise. This collateral in the Loan Account earns interest at an effective annual rate of at least 4%.

Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause a Policy to lapse. Lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Partial Withdrawal of Net Cash Surrender Value
After the first Policy Year, the Owner may, subject to certain restrictions, withdraw part of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge is allocated to the Subaccounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value unless the Owner specifies otherwise. If Death Benefit Option A is in effect, NLIC will reduce the Face Amount by the amount of the withdrawal, see Partial Withdrawal Privilege. A withdrawal may have tax consequences.
Surrender of the Policy
The Owner may at any time surrender the Policy and receive the entire Net Cash Surrender Value, see Surrender Privilege. A surrender may have tax consequences.
Accelerated Death Benefit
Under the Accelerated Death Benefit Rider ("ADB Rider"), an Owner may receive, at his or her request and upon approval by NLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness. For Owners who elected the ADB Rider prior to November 13, 2001 (or such other date pursuant to state availability), an accelerated payment of part of the Policy’s Death Benefit may by payable if the Insured either developed a terminal illness or is permanently confined to a nursing care facility. NLIC will deduct an administrative charge from the accelerated death benefit at the time it is paid, see Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
Under the Long-Term Care Benefit Riders, the Owner may receive periodic payments of a portion of the death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill." NLIC imposes a monthly charge if the Owner elects any of these riders (see Long-Term Care Benefit Riders). There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. The Owner should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Personalized Illustrations
Owners will receive personalized illustrations that reflect their own particular circumstances. These illustrations may help Owners to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy. They also may help Owners compare the Policy to other life insurance policies. These illustrations also show the value of premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the premiums paid plus accumulated interest) if an Owner surrenders the Policy in the early Policy Years. Therefore, an Owner should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

Fee Table
The following tables describe the fees and expenses that an Owner will pay when buying, owning, and surrendering or taking partial withdrawals from the Policy. Please refer to the Policy Data Pages of your Policy for information about the specific fees you will pay based on the options you have elected.
The first table describes the fees and expenses that an Owner will pay at the time the Owner pays premium into the Policy, surrenders or takes partial surrenders from the Policy, or transfers Policy Account Value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment depending on Insured's state of residence	0-4% of each premium payment, depending on Insured's state of residence
Percent of Premium Sales Charge	Upon receipt of each premium payment	3% of premium payments	1.5% of premium payments
Maximum Deferred Surrender Charge:
Deferred Sales Charge[2]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years
The lesser of: (1) 27% of
all premiums received
during the first Policy
Year up to the Target
Premium plus 6% of all
other premiums paid to
the date of surrender or
lapse; or (2) 50% of the
Target Premium for the
Initial Face Amount

The lesser of: (1) 27% of
all premiums received
during the first Policy Year
up to the Target Premium
plus 6% of all other
premiums paid to the date
of surrender or lapse; or
(2) 50% of the Target
Premium for the Initial
Face Amount

Deferred Administrative Charge[3]	Upon surrender, lapse, or decrease in Face Amount during the first 10 Policy Years	$3.00 per $1,000 of Face Amount	$3.00 per $1,000 of Face Amount
Maximum Deferred Additional Surrender Charge (Additional Deferred Sales Charge)[4]:	Upon surrender, lapse, or decrease in Face Amount during the first 10 years following an increase in Face Amount
The lesser of: (1) 27% of
all premiums received for
the increase up to the
first Target Premium for
that increase during the
first 12 Policy months
after the increase plus
6% of all other premiums
paid to the date of
surrender or lapse; or (2)
50% of the Target
Premium for each
increase in Face Amount.

The lesser of: (1) 27% of
all premiums received for
the increase up to the first
Target Premium for that
increase during the first
12 Policy months after the
increase plus 6% of all
other premiums paid to
the date of surrender or
lapse; or (2) 50% of the
Target Premium for each
increase in Face Amount.

Face Amount Increase Charge[5]	Upon increase in Face Amount	$50.00 plus $3.00 per $1,000 of Face Amount increase	$0.00
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Transfer Fees[6]	Upon transfer	$25 per transfer	$25 per transfer
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100

NLIC does not deduct a premium tax charge in jurisdictions that impose no premium tax. Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%.

The Deferred Sales Charge may increase if additional premiums are paid after Policy Year 1, as the charge for each Policy Year after the first Policy Year (until Policy Year 11) equals the prior Policy Year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for the Initial Face Amount). The Deferred Sales Charge is 0% after the 10th Policy Year. The Deferred Sales Charge is reduced by any Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

Beginning in the 7th Policy Year, the Deferred Administrative Charge decreases each Policy Year to $0 after the 10th Policy Year. The charge varies by Issue Age, and is lower for Issue Ages under 35. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

The Additional Deferred Sales Charge may increase if additional premiums are paid more than one year following the increase, as the charge for each year following the increase (until Policy Year 11) equals the prior year's charge plus 6% of all other premiums paid to the date of surrender or lapse (if greater than the specified percentage of Target Premium for each increase in Face Amount). The Additional Deferred Sales Charge is 0% after the 10th Policy Year. The Additional Deferred Sales Charge is reduced by any Additional Deferred Sales Charges previously paid at the time of any prior decrease in Face Amount. Upon a decrease in Face Amount, NLIC deducts a portion of this charge.

The $0.00 current charge applies to increases made on or after July 25, 2007, for all policies. NLIC may begin taking a current charge again at any time on a prospective basis for face amount increase.

NLIC does not assess a transfer charge for the first 12 transfers each Policy Year.
The next table describes the fees and expenses that an Owner will pay periodically while the Policy is in force, not including mutual fund operating expenses.
Periodic Charges Other than Annual Underlying Mutual Fund Expenses
Base Contract Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance:[7] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Net Amount at Risk per month	$0.04 - $113.16 per $1,000 of Net Amount at Risk per month during Policy Years 11 and later
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class and within the first 10 Policy Years	On Policy Date and monthly on Policy Processing Day	$0.52 per $1,000 of Net Amount at Risk per month	$0.26 per $1,000 of Net Amount at Risk per month
Initial Administrative Charge[8]	On Policy Date and monthly on Policy Processing Day	$17.50	$17.50
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$12	$11.00[9]

Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount in which the Owner is invested	Annual rate of 0.65% of the average daily net assets of each Subaccount in which the Owner is invested
Loan Interest Charge	On Policy Anniversary or earlier, as applicable[10]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
Optional Benefit Charges[11]
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Change of Insured Rider	N/A	None	None
Children's Term Insurance Rider	On rider policy date and monthly on Policy Processing Day	$0.52 per $1,000 of rider coverage amount per month	$0.52 per $1,000 of rider coverage amount per month
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 Net Amount at Risk per month	$0.01 - $1.76 per $1,000 Net Amount at Risk per month
Charge for an Insured, Attained Age 42	On rider policy date and monthly on Policy Processing Day	$0.01 per $1,000 Net Amount at Risk per month	$0.01 per $1,000 Net Amount at Risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	2% - 23.2% of the monthly benefit amount per month	2% - 23.2% of the monthly benefit amount per month
Charge for an Insured, Issue Age 37	On rider policy date and monthly on Policy Processing Day	3.1% of the monthly benefit amount per month	3.1% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[12] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02[13] - $3.24[14] per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of Net Amount at Risk per month
2. Long-Term Care Waiver Benefit Rider[15] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of Net Amount at Risk per month
Charge for a male Insured, Attained Age 55	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 Net Amount at Risk per month
3. Long-Term Care Extended Insurance Benefit Rider[16] Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01[17] - $8.72[18] per $1,000 of rider coverage amount per month

Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the rider), and assuming lifetime payments	On rider policy date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of rider coverage amount per month
Other Insured Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On rider policy date and monthly on Policy Processing Day	$0.09 - $420.82 per $1,000 of rider coverage amount per month	$0.06 - $113.17 per $1,000 of rider coverage amount per month
Charge for a female insured, Attained Age 42, in the nonsmoker Premium Class	On rider policy date and monthly on Policy Processing Day	$0.20 per $1,000 of rider coverage amount per month	$0.14 per $1,000 of rider coverage amount per month
†
This charge will vary based upon the individual characteristics of the Insured. Representative charges shown in the table may not be representative of the charge that a particular Policy Owner will pay. Policy Owners can request an illustration of specific costs and/or see the Policy Data Pages for information about specific charges of the policy.

Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to the Policy, and more detailed information concerning the Owner's cost of insurance charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide the Owner with personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.

NLIC only deducts the Initial Administrative Charge on the first 12 Policy Processing Days.

Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York.

While a Policy is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

Charges for the Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, Long- Term Care Benefit Riders, and Other Insured Convertible Term Life Insurance Rider may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and Net Amount at Risk. Charges based on Attained Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges the Owner will pay. The Policy's specifications page will indicate the rider charges applicable to the Policy, and more detailed information concerning these rider charges is available on request from the Service Center. Also, before the Owner purchases the Policy, NLIC will provide personalized illustrations of future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the Death Benefit option, Face Amount, Planned Periodic Premiums, and riders requested.

NLIC may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.

Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.

Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.
15
NLIC may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.
16
NLIC may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis. NLIC waives this rider's charge during the time NLIC pays benefits under the rider.
17
Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.
18
Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.

The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that an Owner may periodically pay while the Policy is in force. Expenses shown may change over time and may be higher or lower in the future. A complete list of the underlying mutual funds available under the Policy, including their annual expenses, may be found at the back of this document in Appendix A: Portfolios Available Under the Policy.
Annual Underlying Mutual Fund Expenses
	Minimum	Maximum
(Expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund net assets.)	0.26%	1.90%
Principal Risks
Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. Policy Owners should weigh the investment risk and costs associated with the policy against their objectives, time horizon, risk tolerance, and ability to pay additional Premium if necessary. Policy owners accessing the Policy Account Value could incur potentially substantial surrender charges. The Policy Account Value, and the Death Benefit to the extent the Death Benefit includes or is based on the Policy Account Value, will be dependent upon the investment performance of the policy owner’s investment allocations and the fees, expenses, and charges paid over the life of the policy. A policy owner may not earn sufficient returns from his or her selection of investment options to pay the policy’s periodic charges in which case additional Premium payments may be required over the life of the policy to prevent Lapse. Policy guarantees that exceed the value of the separate account, including payment of the Death Benefit, are subject to Nationwide’s claims paying ability. If Nationwide experiences financial distress, it may not be able to meet its obligations.
Unfavorable Subaccount Investment Experience
The Sub-Accounts invest in underlying mutual funds. Underlying mutual funds are variable investments, meaning their value will increase or decrease based on the performance of their portfolio holdings. As such, the Sub-Accounts may generate unfavorable Investment Experience. Unfavorable Investment Experience and the deduction of policy and Subaccount charges may lower the policy’s Cash Value potentially resulting in a Lapse of insurance coverage even if all Premium is paid as planned.
Note: A customized projection of policy values (a "policy illustration") is available from your financial professional. The Owner selects the Premium amount and frequency shown in the policy illustration to show Nationwide how much Premium the Owner intends to pay and when. The Owner also selects assumed Investment Experience. Illustrated Premium and assumed Investment Experience are not guaranteed. Investment Experience varies over time, is rarely the same year-over-year, and may be negative. Because the policy is a variable universal life insurance policy with the potential for unfavorable Investment Experience, including extended periods of significant market decline, additional Premium may be required to meet the Owner's goals and/or to prevent the policy from Lapsing even if all Premium is paid as planned.
Risk of Lapse
If the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and other charges under the Policy, the Policy may enter a 61-day Grace Period. NLIC will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes a sufficient payment during the Grace Period. The Policy generally will not lapse: (1) during the first two Policy Years if the Minimum Guarantee Premium has been paid; or (2) if the Owner pays sufficient premium before the end of the Grace Period.
Risk of Increase in Current Fees and Charges
Certain fees and charges are currently assessed at less than their maximum levels. NLIC may increase these current charges in the future up to the guaranteed maximum levels. If fees and charges are increased, the Owner may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Withdrawal and Surrender Risks
The Surrender Charge under the Policy applies for 10 Policy Years after the Policy Date. It is possible that the Owner will receive no Net Cash Surrender Value if the Policy is surrendered in the first few Policy Years. A prospective Owner should purchase the Policy only if he or she as the financial ability to keep it in force for a substantial period of time. A prospective Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Account Value in the near future. NLIC designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment. A surrender or withdrawal of excess Policy Account Value may have tax consequences.
Investment Risk
Because the Owner invests Policy Account Value in one or more Subaccounts, he or she will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, NLIC deducts policy fees and charges from the Policy Account Value, which can significantly reduce the Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on the Policy Account Value. The Owner could lose everything he or she invests and the Policy could lapse without value, even if he or she pays additional premiums.
Frequent transfers among the Subaccounts may dilute the value of Subaccount units, causing the Subaccount to incur higher transaction costs, and interfere with the Subaccount's ability to pursue its stated investment objective. This disruption to the Subaccount trading may result in lower investment performance and Policy Account Value. NLIC has instituted procedures to minimize disruptive transfers, including, but not limited to, transfer restrictions. While these procedures are expected to reduce the adverse effect of disruptive transfers, NLIC cannot assure that all risks have been eliminated.
Portfolio Risks
A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus. Refer to the Portfolios' prospectuses for more information. There is no assurance that any Portfolio will achieve its stated investment objective.
Adverse Tax Consequences
Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion of the Insurance Proceeds from the taxable income of the policy's beneficiary. Partial and full surrenders from the policy may be subject to taxes. The income tax treatment of the surrender of Cash Value is different in the event the policy is treated as a modified endowment contract under the Code. Generally, tax treatment of modified endowment contracts is less favorable when compared to a life insurance policy that is not a modified endowment contract. For example, distributions and loans from modified endowment contracts may currently be taxed as ordinary income and not a return of investment, see Taxes.
The Insurance Proceeds of a life insurance policy are includible in the gross estate of the Insured for federal income tax purposes if either (a) the Insurance Proceeds are payable to the executor of the estate of the Insured, or (b) the Insured, at any time within three years prior to his or her death, possessed any incident of ownership in the policy. For this purpose, the Treasury Regulations provide that the term "incident of ownership" is to be construed very broadly, and includes any right that the Insured may have with respect to the economic benefits in the policy. Consult a qualified tax advisor on all tax matters involving the policy described herein.
Loan Risks
A Policy loan, whether or not repaid, will affect Policy Account Value over time because NLIC subtracts the amount of the loan from the Subaccounts as collateral and holds it in NLIC's General Account. This loan collateral does not participate in the investment performance of the Subaccounts. NLIC reduces the amount it pays on the death of the Insured by the amount of any outstanding Policy loans and accrued interest. A loan may have tax consequences. In addition, if a Policy which is not a Modified Endowment Contract is surrendered or lapses while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount received and taxed accordingly.

Cybersecurity
NLIC’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes NLIC susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by NLIC, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede NLIC’s ability to conduct its businesses or administer the policy (e.g., calculate unit values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks. The techniques used to attack systems and networks change frequently and are becoming more sophisticated, including through the use of artificial intelligence (AI) and AI powered tools.
Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries, and other service providers may adversely affect NLIC and Policy Account Values. Cybersecurity risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. Although NLIC undertakes substantial efforts to protect its computer systems from cyber-attacks, there can be no guarantee that NLIC, its service providers, intermediaries, or the underlying mutual funds will be able to avoid or readily detect cybersecurity incidents affecting policy owners in the future.
In the event that policy administration or Policy Account Values are adversely affected as a result of a failure of NLIC’s cybersecurity controls, NLIC will take reasonable steps to take corrective action and restore Policy Account Values to the levels that they would have been had the cybersecurity incident not occurred. NLIC will not, however, be responsible for any adverse impact to policies or Policy Account Values that result from the policy owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risks
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the policy. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the policy could be impaired.
Nationwide Life Insurance Company
The policy is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to NLICA, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Also, as a part of the sponsored demutualization, the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1 (the "Separate Account").
The Separate Account
The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies NLIC may issue. The Separate Account was originally established under Delaware law. Upon closure of the merger of NLICA into NLIC on December 31, 2009, the Separate Account became subject to, and will be operated in compliance with, Ohio law.

The assets of the Separate Account are owned by NLIC. However, these assets are held separate from other assets and are not part of NLIC's General Account. NLIC is obligated to pay all benefits under the Policies. The portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account are not chargeable with liabilities arising out of any other business that NLIC may conduct. NLIC may transfer to its General Account any assets of the Separate Account that exceed the reserves and Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy Account Value allocated to the Separate Account under the Policies). The income, gains and losses, realized or unrealized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of NLIC. NLIC may accumulate in the Separate Account the accrued charges for mortality and expense risks and investment results attributable to assets representing such charges.
The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Account by the SEC. The Separate Account meets the definition of a "Separate Account" under federal securities laws. The Separate Account has Subaccounts which each invest exclusively in Portfolios of mutual funds. NLIC reserves the right to make structural and operational changes affecting the Separate Account, see Addition, Deletion, or Substitution of Investments.
NLIC does not guarantee any money that the Owner places in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio. The Owner could lose some or all of his or her money.
The Funds
Each of the Funds offered in this Policy is registered with the SEC under the 1940 Act as an open-end management investment company. The SEC does not, however, supervise the management or the investment practices and policies of the Funds or their Portfolios. The assets of each Portfolio are separate from the assets of other portfolios of that Fund and each Portfolio has separate investment objectives and policies. Some of the Funds may, in the future, create additional Portfolios. The Investment Experience of each Subaccount depends on the investment performance of its corresponding Portfolio. For more detail about each Portfolio, refer to each Portfolio's prospectus and/or Appendix A: Portfolios Available Under the Policy.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and NLIC makes no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment advisor or manager, the same investment objectives and policies, and a very similar name.
Additional Information about the Funds and Portfolios
No one can assure that any Portfolio will achieve its stated objectives and policies.
More detailed information concerning the investment objectives, policies and restrictions of the Portfolios, the expenses of the Portfolios, the risks attendant to investing in the Portfolios and other aspects of the Funds' operations can be found in the current prospectus for each Fund and the current Statement of Additional Information for the Funds. The Funds' prospectuses should be read carefully and kept for future reference before any decision is made concerning the allocation of Net Premium or transfers of Policy Account Value among the Subaccounts.
NLIC (or an affiliate) may receive compensation from a Fund or its investment advisor or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by NLIC (or an affiliate). These percentages differ, and some Funds, advisors, or distributors (or affiliates) may pay NLIC (or an affiliate) more than others. NLIC also may receive 12b-1 fees.

Addition, Deletion, or Substitution of Investments
Where permitted by applicable law, NLIC reserves the right to make certain changes to the structure and operation of the Separate Account without the Owner's consent, including, among others, the right to:
(1)
remove, combine, or add Subaccounts and make the new Subaccounts available to the Owner at NLIC's discretion;
(2)
substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at NLIC's discretion;
(3)
substitute or close Subaccounts to allocations of premiums or Policy Account Value, or both, and to existing investments or the investment of future premiums, or both, at any time in NLIC's discretion;
(4)
transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;
(5)
combine the Separate Account with other separate accounts, and/or create new separate accounts;
(6)
deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
(7)
modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.
The particular Portfolios available under the Policies may change from time to time. Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment. New Portfolios or new share classes of currently available Portfolios may be added. Policy Owners will receive notice of any such changes that affect their Policy.
The Funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. NLIC will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. NLIC will notify the Owner of any changes.
Substitution of Securities
NLIC may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:
(1)
shares of a current underlying mutual fund are no longer available for investment; or
(2)
further investment in an underlying mutual fund is inappropriate.
Nationwide will not substitute shares of any underlying mutual fund in which the sub-accounts invest without any necessary prior approval of the appropriate state or federal regulatory authorities. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.
Deregistration of the Separate Account
NLIC may deregister Nationwide Provident VLI Separate Account 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.
No deregistration may take place without the prior approval of the SEC. All policy owners will be notified in the event NLIC deregisters Nationwide Provident VLI Separate Account 1.
Voting Rights
All of the assets held in the Subaccounts of the Separate Account will be invested in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. NLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, NLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from Owners. Fund shares held in each Subaccount for which no timely instructions from Owners are received will be voted by NLIC in the same proportion as those shares in that Subaccount for which instructions are received.
Each Owner having a voting interest will be sent proxy material and a form for giving voting instructions. Owners may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which their Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which the Owner may provide voting instructions will be determined by dividing the Policy's value in that Subaccount by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which Owners have no interest, NLIC will cast votes, for or against any matter, in the same proportion as Owners vote. This means that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.
If required by state insurance officials, NLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment advisor of one or more of the Portfolios. In addition, NLIC may disregard voting instructions in favor of changes initiated by an Owner or the Fund's Board of Directors provided that NLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purposes, and the effect the change would have on NLIC. If NLIC does disregard voting instructions, it will advise Owners of that action and its reasons for such action in the next semi-annual report to Owners.
The voting rights described in this prospectus are created under applicable federal securities laws and regulations. If these laws or regulations change to eliminate the necessity to solicit voting instructions from Owners or restrict voting rights, NLIC reserves the right to proceed in accordance with any such changed laws or regulations.
The Guaranteed Account
An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of NLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. NLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor NLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither NLIC's General Account, the Guaranteed Account, nor any interest therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts that are included in this prospectus are for prospective Owners' information and have not been reviewed by the SEC.
The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of NLIC's General Account, NLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to NLIC's general liabilities from business operations.
Minimum Guaranteed and Current Interest Rates
The Guaranteed Account value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. NLIC will credit the Guaranteed Account value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since NLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, NLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of NLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Subaccount, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last-in, first-out ("LIFO") method.
NLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).
Calculation of Guaranteed Account Value
The Guaranteed Account value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.
Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.
Surrenders and partial withdrawals from the Guaranteed Account may be delayed for up to six months, see Surrender Privilege and Partial Withdrawal Privilege.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
Transfers
Transfers of Policy Account Value
The Owner may transfer the Policy Account Value between and among the Subaccounts and the Guaranteed Account by making a transfer request to NLIC. The amount transferred must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount may be transferred.
After 12 transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in each telephone, fax, email, or written request are treated as one transfer. Transfers are made as of the date NLIC receives a written request at its Service Center. Some transfers are not subject to a transfer charge and do not count as one of the 12 "free" transfers in any Policy Year. We may restrict the quantity and the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners, see Disruptive Trading. Under present law, transfers are not taxable transactions.
Special Transfer Right
During the first two years following the Issue Date, the Owner may, on one occasion, transfer the entire Policy Account Value in the Subaccounts to the Guaranteed Account. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Conversion Privilege for Increase in Face Amount
During the first two years following an increase in Face Amount, the Owner may, on one occasion, without Evidence of Insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. Such an exchange may, however, have federal income tax consequences, see Federal Income Tax Considerations. Premiums under this new policy will be based on the sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same face amount and issue date as the amount and effective date of the increase. NLIC will refund the Monthly Deductions for the increase made on each Policy

Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase. The transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
Transfer Right for Change in Investment Policy of a Subaccount
If the investment policy of a Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Subaccount to another Subaccount or to the Guaranteed Account. NLIC will not assess a transfer charge in connection with the transfer and the transfer will not count as a transfer for purposes of assessing a transfer fee. However, the transfer will count as a transfer for purposes of monitoring for disruptive trading.
Automatic Asset Rebalancing
Automatic Asset Rebalancing is a feature, which, if elected, authorizes periodic transfers of Policy Account Values among the Subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may be made in the Application or at any time after the Policy is issued by properly completing the election form and returning it to Nationwide. The election may be revoked at any time.
Rebalancing may be done quarterly or annually. Rebalancing terminates when the total value in the Subaccounts is less than $1,000; a transfer is made; a change is made to the current premium allocation instructions; or Nationwide receives a written request to terminate the program.
NLIC reserves the right to suspend Automatic Asset Rebalancing at any time, for any class of Policies, for any reason. There is no additional charge for this program. Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee. However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.
Example:
Owner elects to participate in Automatic Asset Rebalancing and has instructed his Policy
Account Value be allocated as follows and rebalanced on a quarterly basis: 40% to
Subaccount A, 40% to Subaccount B, and 20% to Subaccount C. Each quarter, Nationwide will automatically rebalance Owner’s Policy Account Value by transferring Policy Account
Value among the three elected Subaccounts so that his 40%/40%/20% allocation remains intact.

Dollar Cost Averaging
Dollar Cost Averaging is a program that, if elected, enables the Owner to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount or the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short-term market fluctuations. NLIC, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss. There is no additional charge for this program.
Example:
Owner elects to participate in Dollar Cost Averaging and has transferred $30,000 to
Subaccount A, which will serve as the source investment option for her Dollar Cost
Averaging program. She would like the Dollar Cost Averaging transfers to be allocated as follows: $1,500 to Subaccount L and $1,000 to Subaccount M. Each month, Nationwide will automatically transfer $2,500 from Subaccount A and allocate $1,000 to Sub-Account M and $1,500 to Sub-Account L until Subaccount A is depleted.

Transfers may not come from the Guaranteed Account. Dollar Cost Averaging may be elected for a period of 6, 12, 18, 24, 30 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount of Policy Account Value must be allocated to a Subaccount: 6 months-$3,000; 12 months-$6,000; 18 months-$9,000; 24 months-$12,000; 30 months-$15,000; 36 months-$18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account. Each monthly transfer is split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a Policy loan is outstanding.

Dollar Cost Averaging may be elected in the Application or by completing an election form and returning it to Nationwide by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of: (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Subaccount in certain states; or (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.
NLIC reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.
Once Dollar Cost Averaging transfers have commenced, they occur monthly on the Policy Processing Day until the specified number of transfers has been completed, or: (a) a Policy loan is requested; (b) the Policy goes into the Grace Period; or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct Nationwide in writing to cancel Dollar Cost Averaging transfers at any time.
Transfers made under the Dollar Cost Averaging program do not count toward the 12 transfers permitted each Policy Year without imposing the transfer charge. Nationwide reserves the right to discontinue offering automatic transfers upon 30 days written notice to the Owner. Written notice will be sent to the Owner confirming each transfer and when the Dollar Cost Averaging program is terminated. The Owner and agent are responsible for reviewing the confirmation to verify that the transfers are being made as requested.
Transfers from the Guaranteed Account
Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Subaccounts. The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the request for such transfer is received within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date NLIC receives the request at its Service Center.
It is important to remember any guaranteed benefits or interest crediting associated with the Guaranteed Account is subject to our claims paying ability.
Disruptive Trading
Neither the Policies nor the Portfolios are designed to support active trading strategies that require frequent movement between or among Subaccounts, sometimes referred to as market-timing, short-term trading, or disruptive trading. NLIC discourages, and will take action to deter, disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners. Short-term trading can result in:
•
the dilution of the value of Policy Owners' interests in the Portfolio;
•
Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and
•
increased administrative costs due to frequent purchases and redemptions.
To protect Policy Owners from the negative impact of these practices, NLIC has implemented, or reserves the right to implement, several processes and restrictions aimed at eliminating the negative impact of disruptive trading strategies. NLIC cannot guarantee that these attempts to deter active trading strategies will be successful. If active trading strategies are not successfully deterred by NLIC’s actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.
Redemption Fees
Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount. The fee is assessed against the amount transferred and is paid to the Portfolio. Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.
Currently, none of the Portfolios assess a short-term trading fee.

U.S. Mail Restrictions
NLIC monitors transfer activity in order to identify those who may be engaged in disruptive trading practices. Transaction reports are produced and examined. Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period. NLIC considers each telephone, fax, email, or written request to be a single transfer, regardless of the number of Subaccounts involved.
As a result of this monitoring process, NLIC may restrict the method of communication by which transfer orders will be accepted. In general, NLIC will adhere to the following guidelines:
Trading Behavior	Our Response
six or more transfers within one calendar quarter
NLIC will mail a letter to the Policy Owner notifying them that:
(1)they have been identified as engaging in harmful trading practices; and
(2)if their transfers events total 11 within two consecutive calendar quarters or 20 within one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

11 transfer events within two consecutive calendar quarters OR 20 transfers within one calendar year	NLIC will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.
For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, expedited U.S. mail, and expedited delivery via private carrier.
For calendar year restrictions, each January 1, NLIC will start the monitoring anew, so that each Policy starts with 0 transfer events each January 1. However, for restrictions on transfer events within two consecutive calendar quarters, Nationwide does not start the monitoring anew on January 1. Instead, Nationwide refreshes the transfer event restriction period at the beginning of each calendar quarter considering only transfers that occur in the current calendar quarter and occurred in the immediately preceding calendar quarter.
Managers of Multiple Policies
Some investment advisors/representatives manage the assets of multiple NLIC policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners. NLIC may generally require these multi-contract advisors to submit all transfer requests via U.S. mail.
Other Restrictions
NLIC reserves the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners, or 3rd parties acting on their behalf. In particular, trading strategies designed to avoid or take advantage of NLIC’s monitoring procedures, and other measures aimed at curbing harmful trading practices, that are determined by NLIC to constitute harmful trading practices, may be restricted. In the event a restriction NLIC imposes results in a transfer request being rejected, NLIC will notify the policy owner the transfer request has been rejected. Any restrictions that NLIC implements will be applied consistently and uniformly. Some transfers do not count as transfers for purposes of monitoring for disruptive trading, as described herein.
Portfolio Restrictions and Prohibitions
Pursuant to regulations adopted by the SEC, NLIC is required to enter into written agreements with the Portfolios which allow them to:
(1)
request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of policy owners;
(2)
request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and
(3)
instruct NLIC to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than NLIC’s policies).

NLIC is required to provide such transaction information to the Portfolios upon their request. In addition, NLIC is required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios. NLIC and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests. If a Portfolio refuses to accept a purchase or exchange request submitted by NLIC, NLIC will keep any affected policy owner in their current Portfolio allocation.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
•
by telephone at 1-800-688-5177 (TDD 1-800-238-3035)
•
by mail to Nationwide Life Insurance Company, P.O. Box 182928, Columbus, Ohio 43218-2928
•
by fax at 1-888-677-7393
•
by Internet at www.nationwide.com or access is also available to the Owner at https://provconnect.nationwidefinancial.com
In addition to written requests, transfers, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the Special Transfer Right, and partial withdrawals (fax and email only) may be made based upon instructions given by telephone, fax, and email, provided the appropriate election has been made at the time of application or proper authorization is provided to NLIC. NLIC reserves the right to suspend telephone, fax, and email privileges at any time for any class of Policies, for any reason. Contact the Service Center for telephone requests at 1-800-688-5177 and at 1-888-677-7393 for fax requests.
NLIC will employ reasonable procedures to confirm that instructions communicated by telephone, fax, and email are genuine, and if NLIC follows such procedures, it will not be liable for any losses due to unauthorized or fraudulent instructions. NLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures NLIC will follow for telephone, fax, and email transactions include requiring some form of personal identification prior to acting on instructions, providing written confirmation of the transaction, and making a tape-recording of any instructions given by telephone.
Telephone, fax, and email may not always be available. Any telephone, fax, or computer system, whether it is the Owner's, the Owner's service provider's or agent's, or NLIC's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the processing of a request. Although NLIC has taken precautions to help its systems handle heavy use, NLIC cannot promise complete reliability under all circumstances. If problems arise, the request should be made in writing to the Service Center.
If the Owner is provided a personal identification number ("PIN") in order to execute electronic transactions, the Owner should protect his or her PIN because self-service options will be available to the Owner's agent of record and to anyone who provides the Owner's PIN. NLIC will not be able to verify that the person providing instructions by telephone, fax, or email is the Owner or authorized by the Owner.
Service and transaction requests will generally be processed on the Valuation Period they are received at the Service Center as long as the request is in good order. Good order generally means that all necessary information to process the request is complete and in a form acceptable to NLIC. If a request is not in good order, NLIC will take reasonable actions to obtain the information necessary to process the request. Requests that are not in good order may be delayed or returned. NLIC reserves the right to process any transaction request sent to a location other than the Service Center on the Valuation Period it is received at the Service Center. On any day the post office is closed, NLIC is unable to retrieve service and transaction requests that are submitted by mail. This will result in a delay of the delivery of those requests to the Service Center.
NLIC’s variable life insurance business is highly dependent upon the effective operation of its computer systems and those of its business partners, so its business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting NLIC, the underlying mutual funds, intermediaries and other affiliated or third-party service providers may adversely affect NLIC and policy values. For instance, cyber-attacks may interfere with the ability of NLIC to process policy transactions, including the processing of orders from NLIC’s website or with the underlying mutual funds, impact NLIC’s ability to calculate Policy Account Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject NLIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying mutual funds invest, which may cause the underlying mutual funds to lose value. There can be no assurance that NLIC or the underlying mutual funds or NLIC’s service providers will avoid losses affecting policies due to cyber-attacks or information security breaches in the future.
The Policy
The Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by this prospectus is issued by NLIC. The Policy is similar in many ways to a fixed benefit life insurance policy. This prospectus discloses all material provisions of the Policy. In addition to the terms and conditions of the Policy, Policy Owner rights are governed by this prospectus and protected by federal securities laws and regulations. As with a fixed-benefit life insurance policy, the Owner of a Policy makes premium payments in return for insurance coverage on the person insured. Also, like many fixed-benefit life insurance policies, the Policy provides for accumulation of Net Premiums and a Net Cash Surrender Value that is payable if the Policy is surrendered during the Insured's lifetime. As with many fixed-benefit life insurance policies, the Net Cash Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premium payments made.
However, the Policy differs from a fixed-benefit life insurance policy in several important respects. Unlike a fixed-benefit life insurance policy, under the Policy, the Death Benefit may, and the Policy Account Value will, increase or decrease to reflect the investment performance of any Subaccount to which Policy Account Value is allocated. Also, unless the entire Policy Account Value is allocated to the Guaranteed Account, there is no guaranteed minimum Net Cash Surrender Value. If Net Cash Surrender Value is insufficient to pay charges due, then, after a Grace Period, the Policy may lapse without value, see Policy Duration. However, NLIC guarantees that the Policy will remain in force during the first two Policy Years as long as certain requirements related to the Minimum Guarantee Premium have been met, see Policy Duration. If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax, see Federal Income Tax Considerations.
The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit options.
The Policy is designed to provide lifetime insurance benefits and long-term investment of Policy Account Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should carefully be considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.
This Policy is issued for Insureds with Issue Ages 0 through 85. The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. NLIC reserves the right to reject any application for any reason permitted by law. Additionally, NLIC reserves the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. The Minimum Face Amount is $100,000. NLIC reserves the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time (for a Policy issued in New York State the maximum Face Amount at issue is $2,500,000).
NLIC offers other variable life insurance policies that have different Death Benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the Owner's Subaccount performance and Policy Account Value. To obtain more information about these other policies, contact NLIC's Service Center or the Owner's agent.
To the extent permitted by law, Policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors, except as may be provided by assignment.
It is important to remember that the portion of any amounts allocated to our general account and any guaranteed benefits that may be provided under the policy exceeding the value of amounts held in the separate account are subject to our claims paying ability.
Any money NLIC pays, or that is paid to NLIC, must be in the currency of the United States of America.

In order to comply with the USA Patriot Act, and rules promulgated thereunder, NLIC has implemented procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.
Ownership and Beneficiary Rights
The Owner is the Insured unless a different Owner is named in the Application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by NLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may result in tax consequences. Any assignment must be in writing and will become effective on the date we record it at our home office. All assignments will be subject to our approval, any outstanding policy loans, policy liens, garnishments, court orders, and any previous assignments.
The principal right of the Beneficiary is the right to receive the Proceeds under the Policy. Nationwide will not make payments directly to minors. Contact a legal advisor for options to facilitate payment of Proceeds intended for a minor’s benefit.
Community Property States
In community property states, the Policy Owner’s spouse may have a community property interest in the Proceeds of a life insurance policy even if the spouse is not a named party on the policy. Changes of beneficiary and/or ownership, assignment, and certain financial transactions may impede the spouse’s community property interest. The spouse may need to consent to these types of transactions. The Policy Owner should seek legal advice regarding the applicability of community property laws to the policy and whether spousal consent is necessary. Nationwide is not responsible for determining the applicability of community property laws to the policy.
Modifying the Policy
Any modification or waiver of NLIC's rights or requirements under the Policy must be in writing and signed by NLIC's president or a vice president. No agent may bind NLIC by making any promise not contained in the Policy.
Upon notice to the Owner, NLIC may modify the Policy:
•
to conform the Policy, NLIC's operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, NLIC, or the Separate Account is subject;
•
to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account's operation.
If NLIC modifies the Policy, NLIC will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, NLIC reserves the right to amend the provision to conform with these laws.
Split Dollar Arrangements
The Owner or Owners may enter into a split dollar arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Policy proceeds) are split between the parties. There are different ways of allocating such rights.
For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any death proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the death proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.
No transfer of Policy rights pursuant to a split dollar arrangement will be binding on NLIC unless in writing and received by NLIC.

New Guidance on Split Dollar Arrangements
On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.
Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split dollar life insurance arrangement should consult legal counsel.
In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split dollar arrangements. The parties who elect to enter into a split dollar arrangement should consult their own tax advisors regarding the tax consequences of such an arrangement, and before entering into or paying additional premiums with respect to such arrangements.
Dividends
The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid under one of the following options:
(a)
paid in cash; or
(b)
applied as a scheduled or unscheduled Net Premium.
The Owner must choose an option at the time the Application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to NLIC.
Reports to Owners
At least once each year, Nationwide will send an Owner a report showing the following information as of the end of the report period:
•
the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;
•
the current Net Cash Surrender Value;
•
the current death benefit;
•
the current amount of any Indebtedness;
•
any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and
•
any other information required by law.
Nationwide currently sends these reports quarterly. In addition, Nationwide will send a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan). Policy Owners should review statements and confirmations carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the policy. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.
Similar reports can be prepared at other times for a reasonable fee. Nationwide reserves the right to limit the scope and frequency of these requested reports.
Nationwide will send a semi-annual report containing the financial statements of each Portfolio in which an Owner is invested.

Detailed Description of Policy Provisions
Death Benefit
General
As long as the Policy remains in force, the Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the Beneficiary in accordance with the designated Death Benefit option. The Proceeds will be determined as of the date of the Insured's death and will be equal to:
(1)
the Death Benefit; plus
(2)
any additional benefits due under a supplementary benefit rider attached to the Policy; minus
(3)
any loan and accrued loan interest on the Policy; minus
(4)
any overdue deductions if the death of the Insured occurs during the Grace Period.
The Proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy.
Standard Death Benefit Options
The Policy provides two Death Benefit options: Option A and Option B. The Owner designates the Death Benefit option in the Application and may change it as described in "Change in Death Benefit Option." Under either option, the duration of the Death Benefit coverage depends upon the Policy's Net Cash Surrender Value (see Policy Duration).
Option A
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy; and (b) the Policy Account Value as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death multiplied by the specified percentage shown in the table below:
Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%
For Attained Ages not shown, the percentages decrease pro rata for each full year.
Illustration of Option A - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.
Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 x $400,000).
Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.
Option B
The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined as of the date of the Insured's death if this day is a Valuation Day, otherwise on the Valuation Day next following the Insured's date of death.)
Illustration of Option B - For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 x $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 x $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 x $500,000).
Similarly, any time the Policy Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.
Which Death Benefit Option to Choose
If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.
Change in Death Benefit Option
After the second Policy Year at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Owner may change the Death Benefit option in effect by sending NLIC a completed application for change. No charges will be imposed to make a change in the Death Benefit option. The effective date of any such change will be the Policy Processing Day on or next following the date NLIC receives the completed application for change.
If the Death Benefit option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.
If the Death Benefit option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.
A change in the Death Benefit option may affect the Net Amount at Risk over time, which, in turn, would affect the monthly cost of insurance charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.
The effects of these Death Benefit option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 and the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000).
If the Death Benefit option is changed from Option B to Option A, the Face Amount will increase to $550,000, and the Death Benefit and Net Amount at Risk would remain the same.
If a change in the Death Benefit option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, NLIC will not effect the change.
A change in the Death Benefit option may have federal income tax consequences. The Owner of a Policy should consult a tax advisor before changing the Death Benefit option.

How the Death Benefit May Vary
The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of: (a) the Face Amount plus the Policy Account Value; and (b) the Policy Account Value multiplied by the specified percentage.
Ability to Adjust Face Amount
Subject to certain limitations, an Owner may generally, at any time after the 2nd Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to NLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following NLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences, see Federal Income Tax Considerations. The Owner of a Policy should consult a tax advisor before increasing or decreasing the Face Amount. The effects of changes in Face Amount on Policy charges, as well as other considerations, are described below.
Increase
A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period. To obtain the increase, the Owner must submit an application for the increase and provide Evidence of Insurability satisfactory to NLIC.
On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.
An increase in the Face Amount will generally affect the total Net Amount at Risk, which will increase the monthly cost of insurance charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted (see Face Amount Increase Charge). In addition, different cost of insurance rates may apply to the increase in insurance coverage, see Monthly Deductions.
After increasing the Face Amount, the Owner will have the right: (a) during the Free-Look period following the effective date of the increase, to have the increase canceled and receive a credit or refund equal to the cost of insurance charge and the increase charge deducted for the increase; and (b) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by NLIC, see Transfers of Policy Account Value.
Decrease
The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount. A decrease in Face Amount will not be permitted if the Face Amount was increased during the prior 12-month period. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, NLIC will not affect the decrease.
A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease an Owner's monthly cost of insurance charges. A decrease in the Face Amount may result in the imposition of a Surrender Charge as of the Policy Processing Day on which the decrease becomes effective, see Surrender Charges.
Any Surrender Charge applicable to a decrease will be deducted from the Policy Account Value and the remaining Surrender Charge will be reduced by the amount deducted. The Surrender Charge will be deducted from each Subaccount and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.
For purposes of determining the cost of insurance charge and Surrender Charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

Insurance Protection
An Owner may increase or decrease the insurance protection provided by the Policy (i.e., the Net Amount at Risk) in one of several ways, as insurance needs change. These ways include increasing or decreasing the Face Amount, changing the level of premium payments, and by making a partial withdrawal of Net Cash Surrender Value. The consequences of each are summarized below.
A decrease in Face Amount will decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any Surrender Charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.
An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and specified percentage. If the insurance protection is increased, Monthly Deductions will increase as well.
Under Death Benefit Option A, until the specified percentage of Policy Account Value exceeds the Face Amount, then: (a) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced; and (b) if the Owner reduced the premium payments from the current level, the amount of insurance protection will generally be increased.
Under Death Benefit Option B, until the specified percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.
Under either Death Benefit option, if the Death Benefit is the specified percentage of Policy Account Value, then: (a) if the Owner increases premium payments from the current level, the amount of insurance protection will increase; and (b) if the Owner reduces the premium payments from the current level, the amount of insurance protection will decrease.
A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. If Death Benefit Option A is in effect, the withdrawal will decrease the Policy's Face Amount by the amount withdrawn plus the partial withdrawal expense charge. If Death Benefit Option B is in effect, it will not reduce the amount of insurance protection unless the Death Benefit is based on the specified percentage of Policy Account Value. In this event, however, the decrease in the Death Benefit will be greater than the amount of a withdrawal.
An increase or decrease in the Policy's insurance protection may have tax consequences. The Owner of a Policy should consult a tax advisor before increasing or decreasing the insurance protection.
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the Final Policy Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.

Payment and Allocation of Premiums
Issuance of a Policy
In order to purchase a Policy, an individual must submit an Application to NLIC through a licensed NLIC agent who is also a financial professional. If NLIC accepts the Application, a Policy will be issued in consideration of payment of the Minimum Initial Premium set forth in the Policy. The Minimum Face Amount of a Policy is $100,000. If the applicant submits the Application and/or initial premium to his or her agent, NLIC will not begin processing the purchase order until NLIC receives the Application and initial premium from the agent's broker-dealer.
NLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued Policies. The maximum Face Amount for a Policy in New York State is $2,500,000. A Policy will be issued only with respect to Insureds who have an Issue Age of 80 or less and who provide NLIC with satisfactory Evidence of Insurability. Acceptance is subject to NLIC's underwriting rules. NLIC reserves the right to reject an Application for any reason permitted by law, see Distribution of Policies.
At the time the Application for a Policy is signed, an applicant can, subject to NLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy. The amount of temporary insurance protection provided by NLIC may be less than the full amount of coverage that the Owner later receives.
Amount and Timing of Premiums
No insurance will take effect until the Minimum Initial Premium is paid, the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application. We begin to deduct monthly charges from the Policy Account Value on the Policy Issue Date. Prior to the Final Policy Date and while the Policy is in force, an Owner may make additional premium payments at any time and in any amount, subject to the limitations set forth below. Each premium payment must be for at least $25. If the Owner submits a premium payment to his or her agent, NLIC will not begin processing the premium until NLIC receives it from the agent's broker-dealer. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.
At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from NLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the automatic payment plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed."
Any payments made while there is an outstanding Policy loan are considered loan repayments, unless NLIC is notified in writing that the amount is to be applied as a premium payment. The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount and frequency of premium payments. However, payment of the Planned Periodic Premiums does not guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy may lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges and if a Grace Period expires without an adequate payment by the Owner.
Premium Limitations
The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a policy exceed such limits. NLIC has established procedures to monitor whether aggregate premiums paid under a Policy exceed those limits. If a premium is paid which would result in total premiums exceeding such limits, NLIC will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. NLIC will notify the Owner of available options with regard to the excess premium. If a satisfactory arrangement is not made, NLIC will refund this excess to the Owner. If total premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value should still be excludable from gross income.
The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, NLIC will not effect such change, see Federal Income Tax Considerations. NLIC reserves the right to require satisfactory Evidence of Insurability before accepting a premium payment that would increase the Net Amount at Risk.

Refund of Excess Premium for Modified Endowment Contracts
At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract ("MEC"), NLIC will notify the Owner that the Policy will become a MEC unless the Owner requests a refund of the excess premium within 30 days after receiving the notice. If the Owner requests a refund, NLIC will deduct the Policy Account Value attributable to the excess premium, including any interest or earnings on the excess premium, from the Subaccounts and/or the Guaranteed Account in the same proportion as the premium was initially allocated to the Subaccounts and/or the Guaranteed Account. The excess premium paid, including any interest or earnings on the excess premium, will be returned to the Owner, see Federal Income Tax Considerations.
Allocation of Net Premiums
The Owner indicates in the Application how Net Premiums should be allocated among the Subaccount and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. NLIC allocates the Net Premiums as of the date it receives such premium at its Service Center according to the Owner's current premium allocation instructions, unless otherwise specified.
The values of the Subaccounts will vary with their Investment Experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.
Delay in Allocation
Certain states require NLIC to refund all payments, less any partial withdrawals and indebtedness, in the event the Owner cancels the Policy during the Free-Look period, see Free-Look Privileges. In those states, NLIC will allocate to the Money Market Subaccount any premiums the Owner requests be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date NLIC receives the Minimum Initial Premium. After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application. NLIC invests all Net Premiums paid thereafter based on the allocation percentages then in effect.
Replacement of Existing Insurance
It may not be in an Owner's best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Owners should compare their existing insurance and the Policy carefully. Owners should replace their existing insurance only when they determine that the Policy is better for them. Owners may have to pay a surrender charge on their existing insurance, and the Policy will impose a new Surrender Charge period. Owners should talk to their financial professional or tax advisor to make sure the exchange will be tax-free. If an Owner surrenders his or her existing policy for cash and then buys the Policy, he or she may have to pay a tax, including possibly a penalty tax, on the surrender. Because NLIC will not issue the Policy until NLIC has received an initial premium from the Owner's existing insurance company, the issuance of the Policy may be delayed.
Policy Account Value
The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Subaccounts, the Guaranteed Account and the Loan Account. Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts chosen by the Owner, interest NLIC credits to the Guaranteed Account, charges NLIC deducts, and any other transactions (e.g., transfers, partial withdrawals, and loans). Net Premiums are credited to the Policy Account Value on the basis of the unit value of a Subaccount next determined after NLIC's receipt of the Net Premium. NLIC does not guarantee a minimum Policy Account Value. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is the Cash Surrender Value.
The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Subaccounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.
Calculation of Policy Account Value
The Policy Account Value is determined first on the Policy Date and thereafter at the close of each Valuation Day. On the Policy Date, the Policy Account Value equals the Net Premiums received less any Monthly Deductions on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value is equal to:

(1)
the Policy Account Value in each Subaccount, determined by multiplying the number of units of the Subaccount by the Subaccount's unit value on that date;
(2)
the Policy Account Value in the Guaranteed Account; plus
(3)
the Policy Account Value in the Loan Account.
Determination of Number of Units
Allocated Net Premiums, or Policy Account Value transferred to a Subaccount are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units of a Subaccount at any time equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.
Determination of Unit Value
The unit value of a Subaccount on any Valuation Day is equal to the unit value on the immediately preceding Valuation Day multiplied by the net investment factor for that Subaccount on that Valuation Day.
Net Investment Factor
The net investment factor for each Subaccount measures the investment performance of a Subaccount from one Valuation Day to the next.
The factor increases to reflect investment income and capital gains, realized and unrealized, for the shares of the underlying Portfolio. The factor decreases to reflect any capital losses, realized or unrealized, for the shares of the underlying Portfolio as well as the asset charge for mortality and expense risks.
The asset charge for mortality and expense risks will be deducted in determining the applicable net investment factor.
Policy Duration
Policy Lapse
The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and other charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy may lapse and terminate without value. If the Policy enters a Grace Period, NLIC will mail a notice to the Owner's last known address. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid.
The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by NLIC indicating that the Grace Period has begun. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, the Owner must, during the Grace Period, make a premium payment equal to three Monthly Deductions. The notice sent by NLIC will specify the payment required to keep the Policy in force. If the Insured dies during the Grace Period, NLIC will pay the Insurance Proceeds.
Reinstatement
A Policy that lapses may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting Evidence of Insurability satisfactory to NLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the date that the reinstatement application is approved. Upon reinstatement, the Policy Account Value is based upon the premium paid to reinstate the Policy. A reinstated Policy has the same Policy Date as it had prior to the lapse.
Free Look Privileges
Free Look for Policy
The Policy provides for an initial Free Look period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; or (c) 10 days after NLIC mails the Notice of Withdrawal Right to the Owner. Upon giving written notice of cancellation and returning the Policy to NLIC's Service Center, to one of NLIC's other offices, or to the NLIC representative from whom it was purchased, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by NLIC at its Service Center or the NLIC representative through whom the Policy was purchased; (ii) any Premium Expense Charges deducted from premiums paid; (iii) any Monthly Deductions charged against the account; (iv) any mortality and expense risk charges deducted from the value of the net assets of the Separate Account; and (v) any advisory fees and any other fees and expenses of the Funds. A refund of all premiums paid is made for Policies delivered in states that require such a refund. NLIC may postpone payment of the refund under certain conditions. If the policy is canceled, we will treat the policy as if it was never issued. If we do not receive your policy at our home office on the close of business on the date the free look period expires, you will not be permitted to cancel your policy free of charge. If the Policy is cancelled, we will treat the Policy as if it was never issued.
Free Look for Increase in Face Amount
Any requested increase in Face Amount is also subject to a Free Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy schedule pages reflecting the increase; or (c) 10 days after NLIC mails a Notice of Withdrawal Right to the Owner. Upon requesting cancellation of the increase, an amount equal to all cost of insurance charges attributable to the increase plus the Face Amount increase charge will be credited to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount. NLIC may postpone payment of the refund under certain conditions. If the Face Amount increase is canceled, NLIC will treat the Face Amount increase as if it was never issued. If NLIC does not receive the Owner’s requested cancellation of the increase in Face Amount at the Service Center on the close of business on the date the free look period expires, the Owner will not be allowed to cancel the policy free of charge.
Loan Privileges
General
The Owner may at any time after the Issue Date borrow money from NLIC using the Policy Account Value as the security for the loan. Nationwide reserves the right to require written requests to be submitted on current Nationwide forms. Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.
Interest Rate Charged
Interest is charged on Policy loans at an effective annual rate of 6%.
Allocation of Loans and Collateral
The Owner may specify that NLIC transfer the amount of a Policy loan from specific Subaccounts, but may not request that NLIC transfer this amount from the Guaranteed Account. However if the Owner does not specify Subaccounts, NLIC will allocate the amount of a Policy loan among the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made. Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.
The collateral for a Policy loan is the loan amount plus accrued interest to the next Policy Anniversary, less interest at an effective annual rate of 4%, which is earned to such Policy Anniversary. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.
Interest Credited to Loan Account
As long as the Policy is in force, NLIC credits the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year that follows the date of determination. Loan interest credited is transferred to the accounts: (a) when loan interest is added to the loaned amount; (b) when a loan repayment is made; and (c) when a new loan is made. NLIC currently credits 4.5% interest annually to the amount in the Loan Account until the Policy's 10th anniversary or until Attained Age 60, whichever is later, and 5.75% annually thereafter. Interest credited to the Loan Account is an obligation of NLIC’s general account and is dependent on NLIC’s financial strength and claims paying ability. The tax consequences of a Policy loan after the later of a Policy's 10th anniversary or Attained Age 60 are less clear. Owners should consult a tax advisor with respect to such consequences.
Effect of Policy Loans
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the Death Benefit. Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account. The amount of any outstanding Policy loan and accrued interest will be deducted in determining the Net Cash Surrender Value or Insurance Proceeds at death.
Loan Repayments
An Owner may repay all or part of a Policy loan at any time while the Insured is alive and the Policy is in force. Unless prohibited by a particular state, NLIC will assume that any payments made while there is an outstanding loan is a loan repayment, unless it receives written instructions that the payment is a premium payment. Repayments up to the amount of the outstanding loan are allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary. Failure to repay a loan or to pay loan interest will not cause the Policy to lapse unless the Net Cash Surrender Value on the Policy Processing Day is less than the Monthly Deduction due, see Policy Duration.
Tax Considerations
Any loans taken from a Modified Endowment Contract will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income (see Periodic Withdrawals, Non-Periodic Withdrawals and Loans). Depending upon the investment performance of the Subaccounts and the amounts borrowed, loans may cause the Policy to lapse. If the Policy is not a Modified Endowment Contract, lapse of the Policy with outstanding loans may result in adverse tax consequences, see Federal Income Tax Considerations.
Surrender Privilege
At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. Owners may obtain the surrender form by calling (800) 688-5177. The Net Cash Surrender Value is determined as of the date NLIC receives the surrender form at the Service Center if it is received on a Valuation Day. Otherwise, the Net Cash Surrender Value will be determined on the Valuation Day next following NLIC's receipt of the surrender form. At the time the Net Cash Surrender Value is determined, coverage under the Policy will end. NLIC generally will pay the Net Cash Surrender Value to the Owner within seven days after NLIC receives the signed surrender request. NLIC may postpone payment of surrenders under certain conditions. NLIC will assess a Surrender Charge if the Policy is surrendered before the 10th Policy Year, see Surrender Charges. A surrender may have tax consequences.
Policy Restoration after a Full Surrender
Prior to the Insured's death, Nationwide will permit restoration of a surrendered policy pursuant to established procedures to meet the requirements of state insurance law regarding the replacement of life insurance (i.e., use of the Proceeds from a surrendered policy to purchase a new policy). Restored policies will be treated as if they were never surrendered for all purposes, including Investment Experience, interest, and deduction of charges, see Policy Restoration Procedure in the Statement of Additional Information.
Partial Withdrawal Privilege
After the first Policy Year, at any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The Owner must complete and sign the NLIC surrender form and send it to the Service Center. The minimum amount that may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of Surrender Charges.

NLIC will process each partial withdrawal on the date it receives the Owner's request if this is a Valuation Day, otherwise on the Valuation Day next following NLIC's receipt of the request. NLIC generally will pay a partial withdrawal request within seven days after the Valuation Day when NLIC receives the request. NLIC may postpone payment of partial withdrawals under certain conditions.
The Owner may specify that NLIC allocate the withdrawn amount and withdrawal charge from specific Subaccounts but may not request that NLIC allocate this amount from the Guaranteed Account. If the Owner does not specify any Subaccounts, the withdrawn amount and withdrawal charge will be allocated based on the proportion that the Policy Account Value in any Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value, see Death Benefit.
Option A
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:
•
if the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.
•
for the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.
•
under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the Owner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975 ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).
•
if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of: (a) the Face Amount after the partial withdrawal; and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and expense charge.
•
under Option A, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the Owner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The Death Benefit is the greater of: (a) the Face Amount of $250,025; and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 x 2.5). Therefore, the Death Benefit will be $625,000.
Option B
The effect of a partial withdrawal on the Face Amount and Death Benefit under Option B can be described as follows:
•
the Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.
•
if the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.
•
under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the Owner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975 ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 + $69,975). The Face Amount is unchanged.
•
if the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of: (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge; and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.
•
under Option B, a Policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000 ($300,000 x 2.5). Assume the Owner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death

Benefit to the greater of: (a) the Face Amount plus the Policy Account Value $450,000 ($300,000 + $150,000); and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 x 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.
Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.
Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk, which is used to calculate the cost of insurance charge under the Policy, see Monthly Deductions.
A request for partial withdrawal may not be allowed if or to the extent that such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, NLIC will not allow such partial withdrawal.
A partial withdrawal of Net Cash Surrender Value may have federal income tax consequences, see Federal Income Tax Considerations.
Notwithstanding anything to the contrary set forth in this prospectus, Nationwide may accept requests submitted via telephone, subject to dollar amount limitations and payment and other restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice. Contact the Service Center for current limitations and restrictions, see Contacting the Service Center.
Accelerated Death Benefit Rider
Under the Accelerated Death Benefit Rider, the Owner may receive an accelerated payment of part of the Policy's Death Benefit in the form of a Policy loan when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Owners who elected the Rider prior to November 13, 2001 (or such other date pursuant to state availability), the Rider also permits the Owner to receive this accelerated payment if the Insured has been confined to a nursing care facility for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.
There is no additional charge for this Rider. However an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien. The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. The Owner should consult a tax advisor before adding the Accelerated Death Benefit Rider to the Policy or requesting an accelerated death benefit.
Long-Term Care Benefit Riders
NLIC offers three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider"). If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider is also added. The Owner may also elect the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
Under these riders, the Owner may receive periodic payments of a portion of the Death Benefit if the Insured becomes "chronically ill" so that the Insured:
(1)
is unable to perform at least two activities of daily living without substantial human assistance for a period if at least 90 days due to a loss a functional capacity; or
(2)
requires substantial supervision to protect the Insured from threats to heath and safety due to his or her own severe cognitive impairment.
The Long-Term Care Benefit Riders also provide for the payment of monthly premiums (equal on an annual basis to the Minimum Annual Premium specified on the Policy schedule) up to the date specified on the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual Death Benefit.
Additionally, these provide for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.

Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the Net Amount at Risk under the Policy or the coverage amount of the rider. Depending on the rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the rider based on the age of the Insured when the rider is issued. If the Owner increases the rider coverage amount, a new charge based on the Attained Age of the Insured at that time may apply to the increase. NLIC may increase the rates for these charges on a class basis. Once NLIC begins to pay benefits, NLIC waives the charge under certain of the riders until the Insured no longer qualifies for rider benefits and is not chronically ill.
There may be federal income tax consequences associated with the Long-Term Care Benefit Riders. NLIC believes that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code. The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each rider meeting specific requirements under the Code. While guidance is limited, NLIC believes that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.
The Owner will be deemed to have received a distribution for tax purposes each time a deduction is made from the Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider. The distribution will generally be taxed in the same manner as any other distribution under the Policy. In addition, the implications to the Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in Death Benefits under the Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear. Owners should consult a tax advisor before adding the Long-Term Care Benefit Riders to the Policy.
Other Benefits Available Under the Policy
In addition to the standard death benefit options available under the policy, other standard or optional benefits may also be available to you. The following table summarizes information about these other benefits. For additional information on the policy’s Riders, see Supplementary Benefits. Additional information on the fees associated with each benefit is in the Fee Table. The availability of policy benefits may vary depending on the broker-dealer through which the policy is sold (see Appendix C: Financial Intermediary Variations).
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Dollar Cost Averaging	Long-term transfer program involving automatic transfer of assets	Standard
● Transfers are only permitted from the Subaccounts
(and not the Guaranteed Account)
● Minimum amounts apply in order to participate in
dollar cost averaging
● Nationwide may modify, suspend, or discontinue
these programs at any time
See Transfers

Automatic Asset Rebalancing	Automatic reallocation of assets on a predetermined percentage basis	Standard	● Policy Account Value in the Guaranteed Account is not available for this program See Transfers

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Long-Term Care Acceleration Benefit Rider	Accelerates a portion of the death benefit for qualified long-term care services	Optional
● Must be elected together with the LTC Waiver Rider
● Actual amount of any benefit is based on expense
incurred by the Insured, up to the Maximum
Monthly Benefit
● Certain types of expenses may be limited to a
stated percentage of the Maximum Monthly Benefit
● Subject to eligibility requirements to invoke the
Rider
● Subject to an elimination period before benefits are
paid
● Owner must continue to submit periodic evidence of
Insured’s continued eligibility for benefits
● Nationwide restricts the Owner's ability to allocate
Premiums and Policy Account Value to the
Separate Account while benefits are being paid
● Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Long-Term Care Waiver Benefit Rider	Provides for payment of monthly Premiums up to specified date, and then Waiver of Monthly Deductions	Optional
● Must be elected together with the LTC Acceleration
Rider, and Rider is nonseverable from the LTC
Acceleration Rider
● Subject to elimination period for LTC Acceleration
Rider before benefits apply
● Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Long-Term Care Extended Insurance Benefit Rider	Provides for periodic reimbursements of expenses incurred for qualified long-term care services	Optional
● Must be elected together with the LTC Acceleration
Rider
● Rider benefit only available following full payment of
the acceleration death benefit under the LTC
Acceleration Rider
● Actual amount of any benefit is based on expense
incurred by the Insured, up to the Maximum
Monthly Benefit
● Rider may not cover all of the long-term care
expenses incurred by the Insured during the period
of coverage

Accelerated Death Benefit Rider	Provides a one-time terminal illness benefit payment	Optional
● Rider may be added at any time, subject to
satisfactory additional Evidence of Insurability
● Amount of the accelerated death benefit payment
must be at least $10,000 and cannot exceed
$250,000
● A death benefit lien may apply
● Receipt of accelerated death benefits may be
taxable
● Policy will terminate on any Policy Anniversary
when the death benefit lien exceeds the Insurance
Proceeds at death

Disability Waiver Benefit Rider	Provides for Premium payments to the Policy and waiver of Monthly Deductions in the event of the Insured’s total disability	Optional
● Insured’s total disability must begin while the Rider
is in effect and continue for at least six months
● If not terminated earlier, Rider will terminate on the
Policy Anniversary nearest the Insured’s Attained
Age 60

Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Disability Waiver of Premium Benefit Rider	Provides for Premium payments to the Policy in the event of the Insured’s total disability	Optional	● Not available if another disability waiver benefit rider is elected ● Insured’s total disability must be before Attained Age 60 and continue for at least 180 days
Change of Insured Rider	Permits the Owner to change the Insured	Optional	● Subject to certain conditions and Evidence of Insurability
Children’s Term Insurance Rider	Provides term life insurance on the Insured’s children	Optional
● Insurance coverage for each insured child
continues until the earliest of: (1) the first Policy
Processing Day after Nationwide's receipt of the
Owner's Written Notice requesting termination of
the Rider; (2) Surrender or other termination of the
Policy; (3) the child's 25th birthday; or (4) the Policy
Anniversary nearest the Insured's 65th birthday
● Rider must be elected at the time of application or
upon an increase in Face Amount
● Provides a conversion right, subject to limitations

Convertible Term Life Insurance Rider	Provides term insurance on an additional insured ("other insured")	Optional	● If not terminated earlier, Rider will terminate on the Policy Anniversary nearest the other insured’s Attained Age 100 (80 in New York)
Final Policy Date Extension	Extends the Final Policy Date 20 years	Optional	● Benefit may be added only on or after the anniversary nearest the Insured’s 90th birthday
Standard Policy Charges
Charges will be deducted in connection with the Policy to compensate NLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of contracts.
Premium Expense Charge
Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge, which consists of:
Premium Tax Charge
Various states and some of their subdivisions impose a tax on premiums received by insurance companies. A charge is deducted from each premium payment to compensate NLIC for paying state premium taxes. Premium taxes vary from state to state but range from 0% to 4.0% of each premium payment. (Kentucky imposes an additional city premium tax that applies only to first year premium. This tax varies by municipality and is no greater than 12%). A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.
Percent of Premium Sales Charge
A percent of premium charge not to exceed 3% is deducted from each premium payment to partially compensate NLIC for federal taxes and the cost of selling the Policy. Currently, NLIC deducts 1.5% percent from each premium payment.
The Premium Expense Charge is a percentage of each premium payment. This means that the greater the amount and frequency of premium payments the Owner makes, the greater the amount of the Premium Expense Charge NLIC will assess.
Surrender Charges
A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the 10th Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the 10th Policy Year. An Additional

Surrender Charge, which is an Additional Deferred Administrative Charge and an Additional Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time within 10 years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also is deducted if the related increase of Face Amount is decreased within 10 years after such increase took effect.
These surrender charges are designed partially to compensate NLIC for the cost of administering, issuing and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records and Policy issue. NLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, NLIC will cover the shortfall from its General Account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.
Deferred Administrative Charge
The Deferred Administrative Charge is as follows:
	Charge per $1,000 Face Amount
Policy Year	Issue Ages
	1-5	15	25	35-80
1-6	0	$1.00	$2.00	$3.00
7	0	0.80	1.60	2.40
8	0	0.60	1.20	1.80
9	0	0.40	0.80	1.20
10	0	0.20	0.40	0.60
11	0	0	0	0
For Issue Ages not shown, the charge will increase pro rata for each full year.
The actual Deferred Administrative Charge is the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.
Deferred Sales Charge
The Deferred Sales Charge will not exceed the maximum Deferred Sales Charge specified in the Policy. The Deferred Sales Charge equals the lesser of a or b (and less any Deferred Sales Charge previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received during the 1st Policy Year up to the Target Premium plus 6% of all other premiums paid to the date of surrender or lapse; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
Additional Deferred Sales Charge
An Additional Deferred Sales Charge is associated with each increase in Face Amount. Each Additional Deferred Sales Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Additional Deferred Sales Charge equals the lesser of a or b (and less any Additional Deferred Sales Charge for such increase previously paid at the time of any prior decrease in Face Amount), where:
a	=	27% of all premiums received for the increase up to the first Target Premium for that increase during the first 12 Policy months after the increase plus 6% of all premiums thereafter; or
b	=	the following percentage of Target Premium:

Policy Year	% of Target Premium for the Initial Face Amount
1-6	50%
7	40%
8	30%
9	20%
10	10%
11+	0%
The maximum Target Premium for any Policy is $65.76 per $1,000 of Face Amount.
Surrender Charge Upon Decrease in Face Amount
A Surrender Charge may be deducted on a decrease in Face Amount. In the event of a decrease, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase; followed by (2) the next most recent increases, successively; and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.
Allocation of Surrender Charges
The Surrender Charge and any Additional Surrender Charge will be deducted from the Policy Account Value. For Surrender Charges resulting from Face Amount decreases, that part of any such Surrender Charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.
NLIC will waive the surrender charge of the policy if the policy owner elects to surrender it in exchange for a plan of permanent fixed life insurance subject to the following:
•
the exchange and waiver may be subject to the policy owner providing NLIC with new evidence of insurability and underwriting approval; and
•
the policy owner has not elected any of these Riders:
(1)
Disability Waiver of Premium Rider;
(2)
Disability Waiver Benefit Rider; or
(3)
any Long-term Care Benefit Rider.
NLIC may impose a new surrender charge on the policy received in the exchange.
Monthly Deductions
Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate NLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components – (a) the cost of insurance; (b) administrative charges; (c) insurance underwriting and expenses in connection with issuing the Policy (Initial Administrative Charge); and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction is deducted from the Subaccounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by NLIC pursuant to the Owner's written request. If NLIC cannot make a Monthly Deduction on the basis of the allocation schedule then in effect, NLIC makes the deduction based on the proportion that the Owner's Guaranteed Account value and the value in the Owner's Subaccounts bear to the total unloaned Policy Account Value.
Cost of Insurance
Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. NLIC will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy month.

The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option chosen, partial withdrawals, and decreases in Face Amount. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.
A cost of insurance is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the most recent Face Amount increase will be used for the amount of the Death Benefit in excess of the total Face Amount.
Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner. NLIC expects to profit from cost of insurance charges and may use these profits for any lawful purpose including covering distribution expenses.
Cost of Insurance Rate
The cost of insurance rate is based on the Attained Age, sex, Premium Class of the Insured, and Duration. The actual monthly cost of insurance rates will be based on NLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table. For Policies issued in states that require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Table NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, and Premium Class and Duration.
Premium Class
The Premium Class of the Insured will affect the cost of insurance rates. NLIC uses an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured. NLIC currently places Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.
Initial Administrative Charge
An Initial Administrative Charge of $17.50 is deducted from Policy Account Value on the Policy Date and on each of the next 11 Policy Processing Days.
Monthly Administrative Charge
A Monthly Administrative Charge is deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. Effective on the later of June 7, 2010, or the date of any required state regulatory approval, the current Monthly Administrative Charge is increased from $7.50 to $11.00, $9.50 for policies issued in New York. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse NLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.
Additional Benefit Charges
The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable rider.
Face Amount Increase Charge
If the Face Amount is increased, an increase charge may be deducted from the Policy Account Value on the effective date of such increase. This charge is currently $0.00. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. Any face amount increase charge will be deducted from the accounts based on the allocation for Monthly Deductions in effect at such time. This charge is intended to reimburse NLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.
Partial Withdrawal Charge
A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate NLIC for the administrative costs in effecting the requested payment and in making all calculations that may be required by reason of the partial withdrawal.
Transfer Charge
After 12 transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate NLIC for the costs of processing such transfers.
The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, Automatic Asset Rebalancing, Dollar Cost Averaging, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Subaccount to other Subaccounts. These transfers will not count against the 12 free transfers in any Policy Year.
Mortality and Expense Risk Charge
A daily charge will be deducted from the value of the net assets of the Subaccounts to compensate NLIC for mortality and expense risks assumed in connection with the Policy. This charge currently is deducted at an annual rate of 0.65% (or a daily rate of .0017808%) of the average daily net assets of each Subaccount. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Subaccount. The mortality risk assumed by NLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.
If the mortality and expense risk charge proves insufficient, NLIC will provide for all death benefits and expenses and any loss will be borne by NLIC. Conversely, NLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.
Loan Interest Charge
Loan interest is charged in arrears on the amount of an outstanding Policy loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate. NLIC charges an annual interest rate of 6.00% on Policy loans.
After offsetting the 4.00% interest NLIC guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually). Moreover:
•
after offsetting the 4.50% NLIC currently credits to the Loan Account during the first 10 Policy Years or until Attained Age 60, whichever is later, the net cost of loans is 1.50% (annually); and
•
after offsetting the 5.75% interest NLIC currently credits to the Loan Account after the 10th Policy Anniversary or Attained Age 60, whichever is later, the net cost of loans is 0.25% (annually).
Other Charges
The Separate Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described in the Funds' prospectuses.

Distribution of Policies
Policy Pricing
During the Policy's early years, the expenses NLIC incurs in distributing and establishing the Policy exceed the deductions NLIC takes. Nevertheless, NLIC expects to make a profit over time because variable life insurance is intended to be a long-term financial investment. Accordingly, NLIC has designed the Policy with features and investment options that NLIC believes supports and encourages long-term ownership.
NLIC makes many assumptions and accounts for many economic and financial factors when establishing the Policy's fees and charges. The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.
Distribution, Promotional, and Sales Expenses
Commissions to broker-dealer firms are one of the promotional and sales expenses NLIC incurs when distributing the Policy. During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount. During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid. Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value. Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year. In lieu of these premium-based commissions, NLIC may pay an equivalent asset-based commission, or a combination of the two. Individual financial professionals typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement. The amount of commissions NLIC pays depends on factors such as the amount of premium received from the broker-dealer firm and the scope of the services they provide.
In addition to commissions, NLIC may also furnish marketing and expense allowances to certain broker-dealer firms based on assessment of that firm's capabilities and demonstrated willingness to promote and market NLIC’s products. The firms determine how these allowances are spent. Consult a financial professional for additional information regarding exact compensation arrangements associated with this product.
Information on Portfolio Payments
Relationship with the Portfolios
The Portfolios incur expenses each time they sell, administer, or redeem their shares. The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio each business day. The separate account (not the Policy Owners) is the Portfolio shareholder. When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public. NLIC incurs these expenses instead.
NLIC also incurs the distribution costs of selling the Policy, which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.
An investment advisor or subadvisor of a Portfolio or its affiliates may provide NLIC or NLIC’s affiliates with wholesaling services that assist in the distribution of the Policy and may pay NLIC or NLIC‘s affiliates to participate in educational and/or marketing activities. These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.
Types of Payments NLIC Receives
In light of the above, the Portfolios or their affiliates make certain payments to NLIC or NLIC’s affiliates (the "payments"). The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies NLIC and NLIC’s affiliates issue, but in some cases may involve a flat fee. These payments are made for various purposes, including payments for the services provided and expenses incurred by NLIC in promoting, marketing and administering the contracts and underlying funds. NLIC may realize a profit on the payments received.
NLIC or NLIC‘s affiliates receive the following types of payments:
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Portfolio 12b-1 fees, which are deducted from Portfolio assets;

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sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and
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payments by a Portfolio's advisor or subadvisor (or its affiliates). Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.
Furthermore, NLIC benefits from assets invested in affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because NLIC’s affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services. Thus, NLIC may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.
NLIC took into consideration the anticipated payments from the Portfolios when NLIC determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios). Without these payments, NLIC would have imposed higher charges under the Policy.
Amount of Payments NLIC Receives
For the year ended December 31, 2025, the Portfolio payments NLIC and NLIC’s affiliates received from the Portfolios did not exceed 50% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that NLIC and NLIC’s affiliates issue. Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.
Most Portfolios or their affiliates have agreed to make payments to NLIC or NLIC’s affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all. Because the amount of the actual payments NLIC or NLIC’s affiliates receive depends on the assets of the Portfolios attributable to the Policy, NLIC and NLIC’s affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).
For Policies owned by an employer sponsored retirement plan, upon a plan trustee’s request, NLIC will provide a best estimate of plan-specific, aggregate data regarding the amount Portfolio payments NLIC received in connection with the plan’s investments either for the previous calendar year or plan year, if the plan year is not the same as the calendar year.
Identification of Portfolios
NLIC may consider several criteria when identifying the Portfolios, including some or all of the following: investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses. Another factor NLIC considers during the identification process is whether the Portfolio's advisor or subadvisor is one of NLIC’s affiliates or whether the Portfolio, its advisor, its subadvisor(s), or an affiliate will make payments to NLIC or NLIC’s affiliates.
Nationwide does not recommend or endorse any particular fund and it does not provide investment advice.
There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees. Policy owners should consider all of the fees and charges of the Policy in relation to its features and benefits when making the decision to invest. Note that higher Policy and Portfolio fees and charges have a direct effect on investment performance.
Supplementary Benefits
The following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and most must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction. (See the Fee Table for more information concerning rider expenses.)
An Owner's agent can help determine whether any of the riders are suitable. For example, an Owner should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Other Insured Convertible Term Life Insurance rider. Even though the death benefit coverage may be the same (regardless of whether an Owner purchases coverage under the Policy only or in combination with this rider), there may be important cost differences between the Policy and the rider. The most important factors that will affect an Owner's decision are: (a) the amount of premiums an Owner pays; (b) the cost of insurance charges under the Policy and under the rider; (c) the investment performance of the Subaccounts in which an Owner allocates premiums; (d) an Owner's level of risk tolerance; and (e) the length of time an Owner plans to hold the Policy. Owners should carefully evaluate all of these factors and discuss all of these options with their agents. For more information on electing a rider, contact the Service Center for personalized illustrations that show different combinations of the Policy with various riders. These riders may not be available in all states. Please contact the Service Center for further details.

NLIC currently offers the following riders under the Policy:
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Accelerated Death Benefit;
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Disability Waiver Benefit;
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Disability Waiver of Premium Benefit;
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Change of Insured;
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Children's Term;
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Long-Term Care Benefit, which includes:
❍
Long-Term Care Acceleration Benefit;
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Long-Term Care Waiver Benefit; and
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Long-Term Care Extended Insurance Benefit;
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Other Insured Convertible Term Life Insurance; and
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Final Policy Date Extension.
Long-Term Care Benefit Riders
Nationwide offers the following three Long-Term Care Benefit Riders:
(1)
Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")
(2)
Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")
(3)
Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")
If the Owner elects to add the LTC Acceleration Rider to the Policy, the LTC Waiver Rider must also be added, while the Owner may also add the LTC Extended Rider. The Owner cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.
The Riders have conditions that may affect other rights and benefits under the Policy. For example, Nationwide restricts the Owner's ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid. In addition, each Rider imposes a separate monthly charge that will be deducted from the Policy Account Value as part of the Monthly Deduction.
Owners residing in states that have approved the Long-Term Care Benefit Riders may generally elect to add them to their Policy at any time, subject to Nationwide receiving satisfactory additional Evidence of Insurability and increasing the Face Amount. The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.
These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage. Each Rider contains specific details that the Owner should review before adding the Rider to your Policy. Consult a tax advisor before adding the LTC Acceleration Rider or the LTC Extended Rider to the Policy.
Long-Term Care Acceleration Benefit Rider
Operation of the Long-Term Care Acceleration Benefit Rider. The LTC Acceleration Rider provides for periodic payments to the Owner of a portion of the death benefit if the Insured becomes chronically ill so that the Insured:
(1)
is unable to perform at least two activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or
(2)
requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.
Benefits under this Rider will not begin until Nationwide receives proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period"). The Owner must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.
Nationwide determines a maximum amount of death benefit that it will pay for each month of qualification. This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.
Each benefit payment reduces the remaining death benefit under the Policy, and causes a proportionate reduction in Face Amount, Policy Account Value, and surrender charge. If the Owner has a Policy loan, Nationwide will use a portion of each benefit to repay Indebtedness. Nationwide will recalculate the Maximum Monthly Benefit if the Owner makes a partial withdrawal of Policy Account Value, and for other events described in the Rider.
Example:
Assume the policy’s Face Amount is $500,000 and the percentage elected is 2% and there is no Indebtedness
If the invocation requirements are satisfied and the 90-day elimination period has been satisfied, the Policy Owner can be reimbursed up to a monthly benefit of 2% of the Face
Amount ($10,000).The monthly benefit will be paid until either the Insured no longer meets the eligibility requirements or the entire $500,000 has been paid.

Restrictions on Other Rights and Benefits. Before Nationwide begins paying any benefits, all Policy Account Value will be transferred from the Separate Account to the Guaranteed Account. In addition, the Owner will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid. Participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period. If the death benefit on the Policy is Option B, Nationwide will change it to Option A.
If the Insured no longer qualifies for Rider benefits, is not chronically ill, and the Policy remains in force, the Owner will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change the death benefit option. Nationwide will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.
Charges for the Rider. The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.
Termination of the Rider. The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or the Owner requests to terminate the Rider.
Long-Term Care Waiver Benefit Rider
Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date. This Rider also provides a residual death benefit. The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.
Example (Monthly Waiver Benefits):
Assume the following:
● Face Amount = $50,000
● Policy is on the first day of the fifth Policy Year
● Minimum Annual Premium = $120
● Minimum Premium end date is the beginning of the sixth Policy Year
● Total Monthly Deductions in the sixth Policy Year = $17
While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following until the Minimum Premium end date
● Waiver of Premium Benefits pays monthly benefits of (Minimum Annual Premium / 12 = $120 / 12 = $10) up to the Minimum Premium end date

While on Long-Term Care Claim, the Long-Term Care Waiver Benefit Rider provides the following after the Minimum Premium end date
● Waiver of Monthly Deductions waives the Monthly Deductions ($17 starting in the sixth Policy Year)

Example (Residual Death Benefit):
Assume the following:
● No loans or any overdue monthly deductions
● No policy changes were made
● Initial Face Amount = $500,000
● Long-Term Care Benefits Paid = $480,000
● Acceleration Death Benefit = (Initial Face Amount – Long-Term Care Benefits Paid) = $500,000 - $480,000 = $20,000
● Residual Death Benefit = $50,000
● Residual Death Benefit Proceeds = Residual Death Benefit – Acceleration Death Benefit = $50,000 - $20,000 = $30,000
● Death Benefit Proceeds = Acceleration Death Benefit + Residual Death Benefit Proceeds = $20,000 + 30,000 = $50,000
Charges for the Rider. The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy. This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages.
Termination of the Rider. The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.
Long-Term Care Extended Insurance Benefit Rider
Operation of the Long-Term Care Extended Insurance Benefit Rider. Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider. There is no new elimination period under this Rider if benefits are continuous. The Owner must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.
Nationwide determines a maximum amount of benefit that will be paid for each month of qualification. This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on the Policy schedule. The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month. Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit. The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.
Example (Inflation Adjustment Elected):
Assume the following:
● Face Amount is $500,000
● Minimum Months of Acceleration Benefit = 50
● Inflation Adjustment was elected
● Policy is in year 10

If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care
Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.

● Inflation Adjustment Factor = 1.05 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.551328
● Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.551328 = $775,664
● Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $775,664 / 50 = $15,513.28

Example (Inflation Adjustment NOT Elected):
Assume the following:
● Face Amount is $500,000
● Minimum Months of Acceleration Benefit = 50
● Inflation Adjustment was not elected
● Policy is in year 10
If the invocation requirements are satisfied and the Long-Term Care Acceleration Benefits have been depleted, the Policy Owner can be reimbursed through the Long-Term Care
Extended Insurance Benefit Rider. The Maximum Monthly Benefit that the reimbursements can be up to are detailed below.

● Inflation Adjustment Factor = 1.00 ^ (Policy Year – 1) = 1.05 ^ (9) = 1.00
● Lifetime Benefit Limit = Face Amount x Inflation Adjustment Factor = $500,000 x 1.00 = $500,000
● Maximum Monthly Benefit = Lifetime Benefit Limit / Minimum Months of Acceleration Benefit = $500,000 / 50 = $10,000.00
Charges for the Rider. The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider. This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued. If the Owner increases the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase. Nationwide may increase the rates for this charge on a class basis. Once Nationwide begins to pay benefits under the LTC Acceleration Rider, this charge is waived until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.
Termination of the Rider. The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or the Owner requests to terminate the Rider.
Accelerated Death Benefit Rider
Owners residing in states that have approved the Accelerated Death Benefit Rider (the "ADB Rider") may generally choose to add it to the Policy at any time subject to Nationwide has receiving satisfactory additional Evidence of Insurability. The terms of the ADB Rider may vary from state to state.
Generally, the ADB Rider allows the Owner to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months. For Policies issued before November 13, 2001, or the date state approval is obtained, if later, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life. There are no restrictions on the use of the benefit.
There is no additional charge for this Rider but there is a charge if it is invoked. An administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount at the time it is paid. Additionally, since the benefit is made in the form of a Policy loan, interest is payable on the outstanding Policy loan and on the Death Benefit lien.

Tax Consequences of the ADB Rider. The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain. Consult a tax advisor before adding the ADB Rider to the Policy or requesting an accelerated death benefit.
Amount of the Accelerated Death Benefit. The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit less 25% of any Indebtedness. The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to Owners by Nationwide and its affiliates to $250,000. Nationwide may increase this $250,000 maximum to reflect inflation.
Eligible death benefit means: The Insurance Proceeds payable under the Policy if the Insured died at the time Nationwide approves a claim for an accelerated death benefit, minus:
(1)
any Premium refund payable at death if the Insured died at that time; and
(2)
any insurance payable under the terms of any other Rider.

Example:
Assume the following:
● The Policy’s Death Benefit is $100,000 ● The Requested Percentage of the Face Amount is 50%. ● The guaranteed administrative charge is $250.
Using the above assumptions, the Accelerated Death Benefit (ADB) would be calculated.
ADB	=	[50% x $100,000] – $250
ADB	=	[$50,000] – $250
ADB	=	$49,750
An Owner may submit Written Notice to request the accelerated death benefit. The Owner may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest. The Owner may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.
Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force and the Owner must submit Written Notice, "due proof of eligibility," and a completed claim form to the Service Center. Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to Nationwide from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.
Nationwide may request additional medical information from the Insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. Nationwide will not approve a claim for an accelerated death benefit payment if:
(1)
the Policy is assigned in whole or in part;
(2)
if the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or
(3)
if the Owner is required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.
Operation of the ADB Rider. The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit. This Policy loan operates as would any loan under the Policy.
To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess. Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.

Effect on Existing Policy. The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. In addition, if the Owner makes a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.
Premiums and Policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future periodic planned Premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.
In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.
Termination of the ADB Rider. The ADB Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.
Other Riders
In addition to the ADB Rider and Long-Term Care Benefit Riders, the following riders offer other supplementary benefits. Most are subject to various age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. The cost of each rider is included in the Monthly Deduction.
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Disability Waiver Benefit: This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least six months, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day during the first two Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium). Nationwide will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first two Policy Years. This Rider terminates on the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).

Example:
Assume the following:
● the Disability Waiver Benefit Rider is elected,
● the Insured has been totally disabled for six consecutive months,
● at the time of disability, the Insured’s Attained Age was 57,
● the policy is on policy year 5’s anniversary,
● the Minimum Annual Premium is $600, and
● the projected year 7 Monthly Deduction is $35
Waiver of Premium Benefits provided by the Rider are:
The Rider will pay $50 (Minimum Annual Premium ($600)) / 12, on a monthly basis until policy year 7.
Waiver of Monthly Deduction Benefits provided by the Rider are:
Starting in policy year 7 and continuing thereafter, the Monthly Deductions (estimated to be $35) will be waived until the Insured is no longer disabled, or until the Disability
Waiver Benefit Rider is terminated.

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Disability Waiver of Premium Benefit: This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, Nationwide will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled. At the time of application, the Owner selects a monthly benefit amount. This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly. In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date. This Rider and another disability waiver benefit Rider cannot be elected in the same Policy.
Example:
Assume:
● the Disability Waiver of Premium Benefit Rider Monthly Benefit Amount is $700,
● the Insured has been totally disabled for six consecutive months,
● at the time of disability, the Policy was at the end of the 7th year and the Insured’s Attained Age was 59, and
● the Premiums paid over the life of the policy totaled $42,000.
Since the average monthly Premium paid over the 84 months (7 Years x 12 months) prior to the disability was $500 ($42,000 divided by 84), a monthly credit of $500 will be applied to the policy until the Insured ‘s Attained Age reaches 65, or until the Insured is no longer disabled, if sooner.

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Change of Insured: This Rider permits the Owner to change the Insured, subject to certain conditions and Evidence of Insurability. The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change. As the change of an Insured is generally a taxable event, consult a tax advisor before making such a change.

Example:
Assume the new Insured is eligible to be insured by this Rider, the monthly deductions will reflect the new Insured’s Attained Age, rate type and rate classification. The Death Benefit proceeds will be paid out after the new Insured’s death.

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Children's Term Insurance: This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday. Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level Face Amount of insurance and a level premium. The Face Amount of the new policy may be up to five times the amount of the term insurance in force on the expiration date. The Rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under this Rider will have the same amount of insurance. This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.

Example:
Assume the Children’s Term Insurance Rider Face Amount is $15,000 and the Insured has
two children that meet the definition of Insured Child and the Rider is in force. If one of the children dies, $15,000 will be paid to the named Beneficiary. The Rider would continue to remain in effect as long as the second child meets the definition of Insured Child. Upon the death of the second Insured Child, an additional $15,000 would be paid to the named
Beneficiary as long as coverage under the Rider has not otherwise terminated.

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Convertible Term Life Insurance: This Rider provides term insurance on an additional insured ("other insured"). This Rider will terminate on the earliest of: (1) Nationwide's receipt of the Owner's Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York). If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date. This Rider and the Guaranteed Minimum Death Benefit Rider may not be issued on the same Policy.
Example:
Assume wife (the Insured) purchased a policy and elected the Other Insured Convertible
Term Life Insurance Rider with a Face Amount of $50,000 and named husband as the
Other Insured. Both the Insured and Other Insured met the age requirements for the Rider at the time of election. If Other Insured dies prior to reaching Attained Age 70 and the Rider has not otherwise terminated, a death benefit in the amount of $50,000 is payable to the designated Beneficiary.

•
Final Policy Date Extension: This Rider extends the Final Policy Date 20 years past the original Final Policy Date. This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday. There is no additional charge for this benefit. The death benefit after the original Final Policy Date will be the Policy Account Value. All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date. Consult a tax advisor before adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 because doing so may have tax consequences.

Example:
● The Final Policy Date Extension Rider is In Force.
● The Policy reaches the Final Policy Date;
● Face Amount = $100,000
● Policy Account Value = $65,000
● The Final Policy Date Extension Rider allows the policy owner to extend coverage under the policy for an additional 20 years. The Death Benefit under the policy will be set equal to the Policy Account Value ($65,000) and will continue until the death of the insured or for 20 years.

Federal Income Tax Considerations
The tax treatment of life insurance policies under the Internal Revenue Code ("Code") is complex and depends on the policy owner's particular circumstances. The policy owner should seek competent tax advice regarding the tax treatment of the policy given their situation. The following discussion provides a general overview of the Code's provisions relating to certain common life insurance policy transactions. It does not cover state, local, or other taxes. Some of the items discussed below may not be applicable to the life insurance policy described herein. It is not and cannot be comprehensive, and it cannot replace personalized advice provided by a competent tax professional.
Types of Taxes
Federal Income Tax
Generally, the United States assesses a tax on income, which is broadly defined to include all items of income from whatever source, unless specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.
Federal Transfer Tax
In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of property made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person's death (the federal estate tax).
The federal gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount per recipient from the value of present interest gifts. An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor's spouse as well as for certain amounts that pass to the decedent’s surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The GSTT is imposed at a flat rate equal to the maximum estate tax rate of 40% subject to any applicable exemptions.
The Tax Cuts and Jobs Act (the "Act") of 2017, doubled the basic estate and gift tax exclusion amount from $5 million to $10 million for estates of persons dying and gifts occurring after December 31, 2017. The exclusion amount is adjusted annually for inflation.
Buying the Policy
Federal Income Tax
Generally, the Code treats life insurance premiums as a nondeductible expense for income tax purposes.
Federal Transfer Tax
Generally, the Code treats the payment of premiums on a life insurance policy as a gift when the premium payment benefits someone else (such as when premium payments are paid by someone other than the policy owner). Gifts are not generally included in the recipient's taxable income. If the policy owner (whether or not they are the insured) transfers ownership of the policy to another person, the transfer may be subject to a federal gift, estate and income tax.
Investment Gain in the Policy
The income tax treatment of increases in the policy's cash value depends on whether the policy is "life insurance" under the Code. If the policy meets the statutory definition of life insurance, then the increase in the policy's cash value is not included in the policy owner's taxable income for federal income tax purposes unless it is distributed to the policy owner before the death of the insured.
To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. Nationwide believes the policy meets the statutory requirements of Code Section 7702 and will monitor the policy’s compliance with Section 7702, and take whatever steps are necessary to stay in compliance.
Diversification and Investor Control
In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the policy would be currently taxed as ordinary income for federal income tax purposes.
Nationwide will also monitor compliance with Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, take appropriate action to remain in compliance.
For a variable life policy to receive favorable tax treatment, the life insurance company must be considered the owner of the separate account assets supporting the investment options within the policy. If the policy owner is considered to exercise investment control over the separate account assets, the policy owner will be treated as the owner of those assets and not the insurance company. As a result, the income and gain attributed to the separate account assets will be taxed currently to the policyholder. The IRS has issued guidance that the number of underlying investment options available or the number of transfer opportunities available under a variable insurance product may be relevant in determining whether the variable policyowner will be considered the owner of the separate account assets. Should the Treasury Secretary issue additional rules or regulations that would limit the extent to which a policy owner may direct their investment to particular underlying investment options without being treated as the owner of the separate account assets, then Nationwide will take whatever steps are available to remain in compliance.
Based on the above, we believe that the policy qualifies as life insurance for federal income tax purposes.
Periodic Withdrawals, Non-Periodic Withdrawals and Loans
The tax treatment described in this section applies to withdrawals, loans, premiums Nationwide accepts but then returns in order to meet the Code's definition of life insurance, and amounts deducted from the policy’s Cash Value used to pay the cost of any rider to the policy.

The income tax treatment of cash distributions and loans from the policy depends on whether the policy is also considered a modified endowment contract under the Code. Generally, the income tax consequences of owning a life insurance policy that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance policy that is a modified endowment contract.
Depending on the policy owner's circumstances, the use of the cash value of the policy to pay for the cost of any rider to the base life policy, could be treated as a distribution, and would be subject to the rules described below. Policy owners should seek competent tax advice regarding the tax treatment of the addition of any rider to the policy taking into account the policy owner's individual facts and circumstances.
A Life Insurance Policy that is a Modified Endowment Contract
The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a policy is issued as a modified endowment contract, it will always be a modified endowment contract. A policy that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the policy, such as payment of additional premiums.
Section 7702A of the Code defines a modified endowment contract as a life insurance policy where the total premiums paid at any time during the first 7 contract years exceeds the sum of the seven pay premiums, which is the sum of the level annual premiums that would have been paid at that time if the policy provided for paid up benefits after the payment of 7 level annual premiums. A policy may become a modified endowment contract because of a "reduction in benefits" as defined by Section 7702A(c) of the Code, or may become subject to a new 7-year testing period because of a "material change."
The Code provides special rules for the taxation of partial surrenders, loans, collateral assignments, and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are treated first as a distribution of gain to the extent that the cash value of the policy exceeds the Investment in the Contract (generally, the net premiums paid for the policy). In addition, a 10% penalty generally applies to the taxable portion of such distributions unless an exception to the 10% penalty applies.
All modified endowment contracts issued to the same owner by the same company during a single calendar year are required to be aggregated and treated as a single policy for purposes of determining the amount that is includible in income when a distribution occurs.
If the policy is not issued as a modified endowment contract, Nationwide will monitor the policy and advise the Policy Owner if the payment of a Premium, or other transaction, may cause the policy to become a modified endowment contract. It is only with the Policy Owner's written authorization that Nationwide will permit the policy to become a modified endowment contract. Otherwise, Nationwide will reject the requested action or refund any Premium paid that exceeds the modified endowment limits.
A Life Insurance Policy that is NOT a Modified Endowment Contract
Distributions from a life insurance policy that is not a modified endowment contract is generally treated as being first a return of nontaxable premiums paid (Investment in the Contract), and then taxable income after full recovery of the Investment in the Contract. Distributions not in excess of Investment in the Contract will reduce the owner's Investment in the Contract.
However, in certain circumstances a distribution from a policy that is not a modified endowment contract may not be treated as being first a return of non-taxable Investment in the Contract as previously described. If during the first 15 years after a policy is issued, a cash distribution is made because of or in anticipation of a reduction in the face amount of the death benefit, then the cash distribution may be fully or partially taxable to the policy owner. The policy owner should consult a competent tax advisor to carefully consider this potential tax consequence and seek further information before requesting any changes in the terms of the policy.
In general, interest paid on a policy loan will not be deductible. In addition, unlike a modified endowment contract, a loan from a life insurance policy that is not a modified endowment contract is not taxable when made, although it can be treated as a distribution if it is forgiven during the owner's lifetime. Distributions from policies that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrender, Lapse, Maturity
A full surrender, cancellation of the policy by lapse, or the maturity of the policy on its maturity date may have adverse income tax consequences. If the amount received (or is deemed received upon maturity) plus total policy indebtedness exceeds the Investment in the Contract, then the excess generally will be treated as taxable ordinary income, regardless of whether the policy is a modified endowment contract. In circumstances where the policy indebtedness is very large, the amount of tax could exceed the amount of cash distributed to the policy owner at surrender.
The purpose of the maturity date extension feature is to permit the policy to continue to be treated as life insurance for tax purposes. Although Nationwide believes that the extension provision will cause the policy to continue to be treated as life insurance after the initially scheduled maturity date, that result is not certain due to a lack of guidance on the issue. The policy owner should consult with a qualified tax advisor regarding the possible adverse tax consequences that could result from an extension of the scheduled maturity date.
Additional Medicare Tax
Section 1411 of the Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $16,000.
Modified adjusted gross income is equal to adjusted gross income with several modifications; the policy owner should consult with a tax advisor regarding how to determine the policy owner’s modified adjusted gross income for purposes of determining the applicability of the surtax.
Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities; and may include taxable gains from the sale or surrender of a life insurance policy.
Sale of a Life Insurance Policy
If a life insurance policy is transferred or sold it may be taxable to the extent of the gain in the policy and, all or a portion of the gain will be treated as ordinary income. For purposes of calculating gain on the sale of a life insurance policy, the owner’s investment in the contract is not reduced for previously imposed cost of insurance (COI) charges.
Under the transfer for value rule, the sale of the policy may result in a portion of the death benefit proceeds being taxable income when paid to the beneficiary. However, exceptions to the transfer for value rule will prevent taxation of the death benefit proceeds if the transfer of the policy is to the insured under the policy, a partner of the insured, a partnership of which the insured is a partner, or to a corporation in which the insured is a shareholder or officer.
Nevertheless, the exceptions to the transfer for value rule noted above are not available if the life insurance policy was transferred in a reportable policy sale. Therefore, in a reportable policy sale some portion of the death benefit proceeds will be taxable.
Special tax reporting requirements apply to the sale of a life insurance policy in a reportable policy sale or the transfer of a life insurance policy to a foreign person. Under these reporting requirements the buyer of a life insurance policy in a reportable policy sale must report the amount of the sales proceeds to the IRS and to the insurance company that issued the policy. Upon receipt of 1) notice of sale from the buyer in a reportable policy sale or 2) any notice of a transfer of a life insurance policy to a foreign person, the insurance company is then required to report information related to the life insurance policy to the IRS. A policy owner contemplating the transfer or sale of the policy should consult a qualified tax advisor.
Exchanging the Policy for Another Life Insurance Policy
Generally, policy owners will be taxed on amounts received in excess of the investment in the contract when the policy is surrendered in full. However, if the policy is exchanged for another life insurance policy, endowment contract, or annuity contract, the policy owner will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To satisfy Section 1035, the insured named in the policy must be the insured under the new policy.
If the policy or contract is subject to a policy indebtedness that is discharged as part of the exchange transaction, the discharge of the indebtedness may be taxable. Policy owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Federal Income Taxation of Death Benefits
Death of Insured
Under Section 101 of the Code, the death benefit is generally excludable from the beneficiary’s gross income by reason of the insured’s death. However, if the policy had been transferred to a new policy owner for valuable consideration (e.g., through a sale of the policy), a portion of the death benefit may be includible in the beneficiary’s gross income when it is paid (see, Sale of a Life Insurance Policy).
The payout option selected by the policy's beneficiary may affect how the payments received by the beneficiary are taxed. Under the various payout options, the amount payable to the beneficiary may include earnings on the death benefit, which will be taxable as ordinary income. For example, if the beneficiary elects to receive interest only, then the entire amount of the interest payment will be taxable to the beneficiary; if a periodic payment (whether for a fixed period or for life) is selected, then a portion of each payment will be taxable interest income, and a portion will be treated as the nontaxable payment of the death benefit. The policy's beneficiaries should consult with their tax advisors to determine the tax consequences of electing a payout option given their individual circumstances.
Accelerated Death Benefits
The death benefit under a life insurance policy may be distributed at a time earlier than the death of the insured, and all or a portion of the distribution may still be excludable from gross income under the Code.
Terminal Illness
The death benefit under a life insurance policy may be distributed when the insured is considered a "terminally ill individual" as that term is defined under the Internal Revenue Code. In this situation the distribution is treated as paid by reason of the insured’s death and will generally be excluded from the policy owner’s gross income under Section 101 of the Code, as described above.
Long-Term Care
A long-term care rider issued with a life insurance policy or one that is subsequently added to the policy may allow for acceleration of all or a portion of the death benefit upon the insured being certified as a "chronically ill individual" as that term is defined under the Internal Revenue Code. If the long-term care rider meets the requirements of a qualified long-term care insurance contract as defined under Section 7702B of the Internal Revenue Code, then a distribution of all or a portion of the death benefit will generally be excluded from income under the Code. The long-term care rider issued with this life insurance policy is intended to be a qualified long-term care insurance contract under Section 7702B of the Internal Revenue Code.
The amount of the long-term care benefit that is excludable from gross income on an annual basis is limited to the greater of 1) the HIPAA per diem amount or 2) the amount of actual qualifying long-term care expenses incurred, reduced by any reimbursements received for qualifying long-term care services provided for the insured. While the long-term care rider issued with this life insurance policy may or may not pay a long-term care benefit that is limited to the HIPAA per diem amount, Nationwide cannot guarantee that the long-term care benefit will be treated as tax free. If multiple indemnity contracts are owned on a single insured, the payments received from these contracts are aggregated for purposes of determining whether the amounts received exceed the greater of the HIPAA per diem amount or the amount of actual qualifying long-term care expenses incurred.
The Tax Cuts and Jobs Act of 2017 changed the methodology used to calculate the annual inflation adjustments to the HIPAA per diem amount. The change will result in a lower rate of increase in the annual HIPAA per diem. Therefore, it is highly recommended that the policy owner consult their tax advisor when contemplating the amount of long-term care benefit to be taken under the long-term care rider.
The long-term care rider may pay benefits if the insured is receiving qualified long-term care services outside of the United States. It is the responsibility of the policy owner to determine if collecting benefits while outside the United States will subject the policy owner to taxation in the United States, the country of residence, or any other foreign jurisdiction.
Payment of long-term care rider charges will be made through deductions from the cash value of the life policy. These deductions from the cash value are considered to be distributions from the life policy for federal tax purposes and will not be included in income even if the policy owner has fully recovered their investment in the contract.
The payment of long-term care benefits made to the policy owner of the long-term care rider will be reported on a Form 1099-LTC. In addition, deductions from the cash value of the life insurance policy to pay for long-term care rider charges during the calendar year will also be reported on Form 1099-R.

This discussion of the tax treatment of the long-term care rider is not meant to be all inclusive. Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Federal Transfer (Estate, Gift and Generation Skipping Transfer) Taxes
When the insured dies, the death benefit will generally be included in the insured's federal gross estate if: (1) the proceeds were payable to or for the benefit of the insured's estate; or (2) the insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership, in general, is any right in the policy that may be exercised by the policy owner, such as the right to borrow on the policy or the right to name a new beneficiary.
If the beneficiary is two or more generations younger than the insured, the death benefit may be subject to the GSTT. Pursuant to regulations issued by the Treasury, Nationwide may be required to withhold a portion of the proceeds and pay them directly to the IRS as the GSTT payment.
If the policy owner is not the insured or a beneficiary, then payment of the death benefit to the beneficiary will be treated as a gift to the beneficiary from the policy owner.
Special Considerations for Corporations
Special federal income tax considerations for life insurance policies owned by employers
Sections 101(j) and 6039I of the Code provide special rules regarding the tax treatment of death benefits that are payable under life insurance policies owned by the employer of the insured. These provisions are generally effective for life insurance policies issued after August 17, 2006. If a life insurance policy was originally issued on or before August 17, 2006, but materially modified after that date, it will be treated as having been issued after that date for purposes of Section 101(j). Policies issued after August 17, 2006 in a Section 1035 exchange for a contract issued before that date are generally excluded from the operation of these provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.
Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable to the employer that may be excluded from income cannot exceed the sum of premiums paid and other payments made by the policy owner for the policy. Consequently, under this general rule, some portion of the death benefit will be taxable.
The general rule of taxability will not apply if (1) the statutory notice and consent requirements are satisfied before the policy is issued, and (2) one of the following apply:
1.
The insured was an employee at any time during the 12-month period before the insured’s death.
2.
At the time that the policy is issued, the insured is either a director, a "highly compensated employee" (as defined in the Code), or a "highly compensated individual" (as defined in the Code).
3.
The death benefit is paid to a family member of the insured (as defined under the Code), an individual who is a designated beneficiary (other than the employer) of the insured, a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate, or
4.
The death benefit is used to buy an equity interest in the employer from the family member of the insured, beneficiary, trust or estate.
Code Section 6039I requires any policy owner of an employer-owned policy to file an annual return showing (a) the number of employees of the policy owner, (b) the number of such employees insured under employer-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policy owner, and (e) that the policy owner has a valid consent for each insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained). Proper recordkeeping is also required by this section.
It is the employer's responsibility to (a) provide the proper notice to each insured, (b) obtain the proper consent from each insured, (c) inform each insured in writing that the employer-owner will be the beneficiary of any proceeds payable upon the death of the insured, and (d) file the annual return required by Section 6039I. If the employer-owner fails to provide the necessary notice and information, or fails to obtain the necessary consent, the death benefit will be taxable when received. If the employer-owner fails to file a properly completed return under Section 6039I, a penalty may apply.

Due to the complexity of these rules, and because they are affected by the policy owner’s facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Limitation on interest and other business deductions
Section 264 of the Code imposes a number of limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.
Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy's cash value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax advisors familiar with these matters, the impact of these decisions on the corporation's intended use of the policy.
Due to the complexity of these rules, and because they are affected by the policy owner's facts and circumstances, the policy owner should consult with legal and tax counsel and other competent advisors regarding these matters.
Business Uses of the Policy
The life insurance policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the policy owner is contemplating using the policy in any arrangement the value of which depends in part on its tax consequences, the policy owner should be sure to consult a tax advisor as to tax attributes of the arrangement.
Non-Resident Aliens and Other Persons Who are Not Citizens of the United States
Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the death benefit, or other distributions and/or ownership of the policy.
In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.
If the policy owner is a non-resident alien, or a resident alien, or if any of the policy's beneficiaries (including the policy owner's spouse) are not citizens of the United States, the policy owner should confer with a competent tax advisor with respect to the tax treatment of this policy.
If the policy owner, the insured, the beneficiary, or other person receiving any benefit or interest in or from the policy, are not both a resident and citizen of the United States, there may be a tax imposed by a foreign country that is in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, treaties with the United States, and case law) may change and impose additional or increased taxes on the policy, payment of the death benefit, or other distributions and/or ownership of the policy.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a policy to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the policy or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.

Withholding and Tax Reporting
Distribution of taxable income from a life insurance policy, including a life insurance policy that is a modified endowment contract, is subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. Nationwide will withhold income tax unless the policy owner advises Nationwide, in writing, of their request not to withhold. If the policy owner requests that taxes not be withheld, or if the taxes withheld are insufficient, the policy owner may be liable for payment of an estimated tax.
A policy owner is not permitted to waive withholding if the payee does not provide Nationwide with a taxpayer identification number; or if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect. In that instance, a distribution will be subject to withholding rates established by Section 3405 of the Code and will be applied against the amount of income that is distributed.
However, interest earned on a death benefit may be subject to mandatory back-up withholding. Mandatory backup withholding means that Nationwide is required to withhold taxes on income earned at the rate established by Section 3406 of the Code. Mandatory backup withholding may arise if Nationwide has not been provided a taxpayer identification number, or if the IRS notifies Nationwide that back-up withholding is required.
In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:
•
the value each year of the life insurance protection provided;
•
an amount equal to any employer-paid Premiums;
•
some or all of the amount by which the current value exceeds the employer's interest in the policy; and/or
•
interest that is deemed to have been forgiven on a loan that Nationwide deems to have been made by the employer.
Participants in an employer-sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal advisor to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.
Taxes and the Value of the Policy
For federal income tax purposes, a separate account is not a separate entity from the company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Accumulation Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.
At present, Nationwide does not expect to incur any federal income tax liability that would be chargeable to the accumulation units. Based upon these expectations, no charge is being made against the policy's accumulation units for federal income taxes. If, however, Nationwide determines that taxes may be incurred, Nationwide reserves the right to assess a charge for these taxes.
Nationwide may also incur state and local taxes (in addition to those described in the discussion of the premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of the policy's accumulation units.
Tax Changes
The foregoing is a general discussion of various tax matters pertaining to life insurance policies. It is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice. The policy owner should consult their independent legal, tax and/or financial professional.
The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of life insurance policies. There is no way to know whether the federal tax treatment of life insurance policies will continue. Future legislation, regulation, or interpretation may adversely impact the federal tax treatment of life insurance policies. In addition, current state law (which is not discussed herein) and future amendments to state law may affect the tax consequences of the policy. The policy owner should consult their independent legal, tax and/or financial professional.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. Nationwide makes no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Nationwide Investment Services Corporation
The general distributor, NISC (the "Company"), is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency and state securities divisions. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for the Separate Account and financial statements and schedules of Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_sai.

Appendix A: Portfolios Available Under the Policy
The following is a list of underlying mutual funds available under the policy. More information about the underlying mutual funds is available in the prospectuses for the underlying mutual funds, which may be amended from time to time and can be found online at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php. This information can also be obtained at no cost by calling 1-800-688-5177 or by sending an email request to FLSS@nationwide.com. The availability of investment options may vary depending on the broker-dealer through which the policy is sold (see Appendix C: Financial Intermediary Variations).
The current expenses and performance information below reflects fees and expenses of the underlying mutual funds, but do not reflect the other fees and expenses that the policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Alger Small Cap Growth Portfolio: Class I-2 Shares Investment Advisor: Fred Alger Management, LLC	0.97%	5.91%	-4.92%	8.83%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A Investment Advisor: AllianceBernstein L.P.	0.82%	2.89%	8.75%	8.55%
Equity	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: AllianceBernstein L.P.	0.59%*	10.47%	11.42%	10.57%
Equity	BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares Investment Advisor: BNY Mellon Investment Adviser, Inc.	0.61%	5.36%	6.65%	9.15%
Equity	BNY Mellon Stock Index Fund, Inc.: Initial Shares Investment Advisor: BNY Mellon Investment Adviser, Inc. Investment Sub-Advisor: Mellon Investments Corporation	0.27%	17.53%	14.12%	14.52%
Equity	BNY Mellon Variable Investment Fund - Small Cap Portfolio: Initial Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: Newton Investment Management North America, LLC	0.83%	10.99%	4.26%	7.83%
Allocation	Federated Hermes Insurance Series - Federated Hermes Managed Volatility Fund II: Primary Shares This Portfolio is only available in policies issued before May 1, 2026 Investment Advisor: Federated Equity Management Company of Pennsylvania Sub-Advisor: Federated Investment Management Company, Federated Advisory Services Company, Fed Global	0.97%*	7.03%	6.56%	6.85%
Fixed Income	Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Federated Investment Management Company	0.74%*	7.08%	1.10%	2.99%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC	0.48%	10.44%	3.04%	5.62%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC	0.54%	13.18%	4.73%	7.27%
Allocation	Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Fidelity Management & Research Company LLC	0.59%	15.33%	6.13%	8.77%
Allocation	Fidelity Variable Insurance Products Fund - VIP Asset Manager 50% Portfolio: Initial Class This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.51%*	14.98%	5.67%	7.13%
Equity	Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.85%	10.34%	23.86%	7.69%
Equity	Fidelity Variable Insurance Products Fund - VIP Equity- Income Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.46%	19.02%	12.51%	11.60%
Equity	Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.55%	14.90%	13.70%	17.45%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2015 Investment Advisor: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%*	10.36%	4.22%	5.59%
Fixed Income	Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.37%	7.22%	0.06%	2.71%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.65%	11.66%	10.00%	10.48%
Equity	Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class Investment Advisor: Fidelity Management & Research Company LLC Investment Sub-Advisor: FIL Investment Advisors, FIL Investment Advisors (UK) Limited, FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.72%	20.39%	6.62%	7.93%
Equity	Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class This Portfolio is only available in policies issued before May 1, 2006 Investment Advisor: Fidelity Management & Research Company LLC Sub-Advisor: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.69%	7.91%	12.02%	10.71%
Equity	Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value VIP Fund: Class 1 Investment Advisor: Franklin Mutual Advisers, LLC	0.66%*	7.90%	9.13%	10.09%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets VIP Fund: Class 2 This Portfolio is only available in policies issued before April 30, 2014 Investment Advisor: Templeton Asset Management, Ltd. Sub-Advisor: Franklin Templeton Investment Management Limited	1.37%	46.27%	5.46%	10.40%
Equity	Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 1 This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Templeton Investment Counsel, LLC	0.83%*	29.51%	8.52%	6.01%
Fixed Income	Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 This Portfolio is only available in policies issued before May 1, 2026 Investment Advisor: Franklin Advisers, Inc.	0.75%*	15.73%	-0.96%	-0.15%
Equity	Invesco - Invesco V.I. American Franchise Fund: Series I Shares Investment Advisor: Invesco Advisers, Inc.	0.85%	11.66%	10.35%	14.87%
Equity	Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.86%	4.79%	3.90%	11.38%
Equity	Invesco - Invesco V.I. Global Fund: Series I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	0.81%	15.32%	7.28%	11.00%
Fixed Income	Invesco - Invesco V.I. Global Strategic Income Fund: Series I Investment Advisor: Invesco Advisers, Inc.	0.95%*	12.98%	1.65%	3.01%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Invesco - Invesco V.I. Main Street Small Cap Fund: Series I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Invesco Advisers, Inc.	0.84%	8.70%	8.34%	10.59%
Allocation	Janus Aspen Series - Janus Henderson Balanced Portfolio: Service Shares This Portfolio is only available in policies issued before May 1, 2004 Investment Advisor: Janus Henderson Investors US LLC	0.87%	14.82%	8.21%	9.86%
Equity	Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.87%	17.86%	11.37%	15.96%
Equity	Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.97%	24.84%	13.44%	21.18%
Equity	Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares Investment Advisor: Janus Henderson Investors US LLC	0.96%	28.58%	9.17%	8.97%
Fixed Income	Lincoln Variable Insurance Products Trust - LVIP American Century Inflation Protection Fund: Service Class This Portfolio is only available in policies issued before April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.72%*	6.33%	0.62%	2.61%
Equity	Lincoln Variable Insurance Products Trust - LVIP American Century Mid Cap Value Fund: Standard Class II This Portfolio is only available in policies issued before April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.86%*	8.99%	8.89%	9.12%
Equity	Lincoln Variable Insurance Products Trust - LVIP Avantis Large Cap Value Fund: Standard Class II (formerly, Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II) This Portfolio is only available in policies issued before April 26, 2024 Investment Advisor: Lincoln Financial Investments Corporation Sub-Advisor: American Century Investment Management, Inc.	0.71%*	14.86%	8.78%	10.39%
Equity	MFS® Variable Insurance Trust - MFS Value Series: Initial Class Investment Advisor: Massachusetts Financial Services Company	0.69%*	13.01%	9.95%	10.05%
Equity	MFS® Variable Insurance Trust II - MFS International Intrinsic Equity Portfolio: Service Class (formerly, MFS® Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class) Investment Advisor: Massachusetts Financial Services Company	1.14%*	32.96%	7.02%	9.68%
Equity	MFS® Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class This Portfolio is only available in policies issued before March 27, 2015 Investment Advisor: Massachusetts Financial Services Company	0.72%*	9.90%	10.02%	14.27%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Fixed Income	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Morgan Stanley Investment Management Inc. Sub-Advisor: Morgan Stanley Investment Management Limited	1.10%*	15.33%	2.70%	4.51%
Equity	Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Allspring Global Investments, LLC	0.83%*	5.91%	-2.09%	9.67%
Equity	Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.80%*	21.42%	11.52%	11.37%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.62%*	17.18%	12.58%	14.44%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I This Portfolio is no longer available to accept transfers or new premium payments effective September 11, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Newton Investment Management Limited	0.76%*	18.63%	14.64%	11.72%
Equity	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Newton Investment Management Limited	0.63%*	18.81%	14.80%	11.79%
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	1.12%*	36.15%	1.01%	6.31%
Equity	Nationwide Variable Insurance Trust - NVIT Fidelity Institutional AM® Worldwide Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	0.80%*
Fixed Income	Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Nationwide Asset Management, LLC	0.69%*	7.13%	-0.60%	1.18%
Capital Preservation	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Federated Investment Management Company	0.47%	3.91%	2.95%	1.85%
Equity	Nationwide Variable Insurance Trust - NVIT GQG US Quality Equity Fund: Class II This Portfolio is only available in policies issued before May 1, 2026 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Atlanta Capital Management Company, LLC	0.87%*	2.04%	5.46%	8.62%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Lazard Asset Management LLC	0.88%*	39.29%	12.79%	9.94%
Equity	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class II This Portfolio is no longer available to accept transfers or new premium payments effective October 24, 2025 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Lazard Asset Management LLC	1.13%*	38.97%	12.52%	9.67%
Equity	Nationwide Variable Insurance Trust - NVIT Invesco Small Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Invesco Advisers, Inc.	1.07%	16.36%	4.94%	11.73%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	1.02%	19.26%	8.48%	9.50%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.92%	8.90%	1.96%	3.37%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.97%	14.42%	5.67%	6.92%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II Investment Advisor: Nationwide Fund Advisors	1.00%	17.38%	7.41%	8.61%
Allocation	Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II Investment Advisor: Nationwide Fund Advisors	0.93%	11.68%	3.78%	5.12%
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Digital Evolution Strategy Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.96%*	32.66%
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Equity and Options Total Return Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.79%	16.47%	9.86%	11.85%
Fixed Income	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Inflation Managed Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.75%*
Equity	Nationwide Variable Insurance Trust - NVIT J.P. Morgan Large Cap Growth Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: J.P. Morgan Investment Management Inc.	0.79%*	14.12%
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Core Fund: Class I This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.77%*	11.88%	11.98%	13.21%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	0.70%*	14.20%	19.09%	18.02%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Core Bond Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.58%	6.88%	-0.77%	2.08%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class II This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Loomis, Sayles & Company, L.P.	0.80%	5.43%	1.88%	2.12%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Loomis Short Term High Yield Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Loomis, Sayles & Company, L.P.	0.87%*	5.66%	3.26%	5.38%
Equity	Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.41%	7.05%	8.70%	10.28%
Equity	Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.	1.05%*	10.37%	8.61%	11.00%
Equity	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: BlackRock Investment Management, LLC	0.72%*
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class I This Portfolio is no longer available to accept transfers or new premium payments effective October 16, 2020 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Putnam Investment Management, LLC	0.97%*	34.99%	11.04%	7.65%
Equity	Nationwide Variable Insurance Trust - NVIT Putnam International Value Fund: Class X Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Putnam Investment Management, LLC	0.83%*	35.21%	11.20%	7.72%
Equity	Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Wellington Management Company LLP	0.92%*	0.58%	5.69%	6.00%
Equity	Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV This Portfolio is only available in policies issued before May 1, 2003 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: BlackRock Investment Management, LLC	0.26%	17.59%	14.13%	14.52%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust - NVIT Small Cap Value Fund: Class IV Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Jacobs Levy Equity Management, Inc.	1.06%*	2.16%	7.98%	7.69%
Fixed Income	Nationwide Variable Insurance Trust - NVIT Strategic Income Fund: Class I This Portfolio is only available in policies issued before May 1, 2021 Investment Advisor: Nationwide Fund Advisors Sub-Advisor: Amundi Asset Management, US	0.80%	7.56%	5.81%	5.45%
Equity	Nationwide Variable Insurance Trust - NVIT Victory Mid Cap Value Fund: Class II Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: Victory Capital Management Inc.	0.96%*	2.30%	7.79%	7.55%
Equity	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class S Shares This Portfolio is only available in policies issued before November 6, 2015 Investment Advisor: Neuberger Berman Investment Advisers LLC	1.11%*	5.23%	4.27%	10.71%
Equity	Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares This Portfolio is only available in policies issued before May 1, 2008 Investment Advisor: Neuberger Berman Investment Advisers LLC	0.87%	13.74%	12.83%	12.94%
Fixed Income	Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: Class I Shares Investment Advisor: Neuberger Berman Investment Advisers LLC	0.93%	5.71%	2.56%	2.30%
Equity	Putnam Variable Trust - Putnam VT International Equity Fund: Class IB This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited, The Putnam Advisory Company, LLC	1.06%	37.68%	9.28%	8.13%
Equity	Putnam Variable Trust - Putnam VT Large Cap Growth Fund: Class IB This Portfolio is only available in policies issued before November 19, 2016 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited	0.88%	14.34%	13.44%	17.67%
Equity	Putnam Variable Trust - Putnam VT Large Cap Value Fund: Class IB This Portfolio is only available in policies issued before May 12, 2017 Investment Advisor: Putnam Investment Management, LLC Sub-Advisor: Franklin Advisers, Inc., Franklin Templeton Investment Management Limited	0.79%	20.35%	15.38%	13.30%
Equity	T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II Investment Advisor: T. Rowe Price Associates, Inc.	1.11%	17.80%	3.86%	8.70%
Fixed Income	VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.10%*	18.49%	3.91%	5.24%

Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Equity	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class This Portfolio is only available in policies issued before May 1, 2023 Investment Advisor: Van Eck Associates Corporation	1.30%*	29.92%	-0.77%	5.47%
Equity	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class Investment Advisor: Van Eck Associates Corporation	1.08%	36.48%	10.51%	8.33%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.

Appendix B: State Variations
Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. An Owner's actual Policy and any endorsements or riders are the controlling documents. To review a copy of the Policy and its endorsements and riders, if any, the Owner should contact NLIC's Service Center.
State	State Law Variations
Alabama
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period immediately preceding the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Colorado	● Suicide provision is one year.
Connecticut
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

Florida	● Long-Term Care Benefit Rider is not available.
Indiana
● Shortly before attained age 21, we will notify the Insured about possible classification as a non-smoker. Such notification will include any forms needed for reclassification as a non-smoker. If the Insured does not qualify for non-smoker status or does not return the application form, we will classify the Insured as a smoker and cost of insurance rates will be determined in accordance with such classification.

Missouri
● SUICIDE – Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this Policy where the Policy is issued to a Missouri citizen, unless the insurer can show that the
Insured intended suicide when he applied for the Policy, regardless of any language to the contrary in the Policy.

Montana	● All references to sex are unisex.
New Hampshire
● Disability Waiver Benefit Rider – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting during the first two years after the effective date of this Rider or within the five year period before the date the Rider took effect unless such injury or sickness was shown in the application for this Rider.

New Jersey
● Disability Waiver Benefit – We will not waive monthly deductions if the total disability was the result of bodily injury occurring or sickness first manifesting itself before this Rider took effect unless the Insured becomes totally disabled from such condition after 2 years from the Rider Issue Date and the application for this benefit did not include a question or questions regarding such condition.

North Dakota	● Suicide provision is one year and will be of no effect unless the Company can show that the Insured intended suicide when he or she applied for this Policy.
South Dakota
● Disability Waiver Benefit Rider – Definition of Total Disability. A disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.

Washington
● Disability Waiver Benefit Rider – Definition of Total Disability – a disability which is: (a)
caused by sickness or bodily injury; and (b) prevents the Insured from engaging in the substantial and material duties of an occupation. During the first 5 years of total disability, "occupation" means the substantial and material duties of the Insured’s regular occupation.

Appendix C: Financial Intermediary Variations
Some broker-dealers that have entered into selling agreements with Nationwide (or an affiliate) to sell this policy impose restrictions on their financial professionals that prohibit or limit the recommendation of specific features, benefits, and investment options that are described in this prospectus. Those restrictions are made by the broker-dealer and may or may not be known to Nationwide. Currently, Nationwide is not aware of any such restrictions; however, this conclusion is based only on information that Nationwide could obtain without unreasonable effort or expense and does not reflect restrictions the knowledge of which rests peculiarly with unaffiliated broker-dealers. Applicants/Owners should discuss broker-dealer restrictions on features, benefits, and investment options directly with their financial professional.

Outside back cover page
The Statement of Additional Information contains additional information about the Separate Account. To obtain a free copy of the Statement of Additional Information, request other information about the policy, request personalized illustrations of Death Benefits, Cash Surrender Values, and Cash Values, or to make any other service requests, contact Nationwide at 1-800-688-5177 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_sai. This prospectus is available at https://nationwide.onlineprospectus.net/NW/C000085896NW/index.php?ctype=product_prospectus.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000085896

Options® Plus
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2026
Individual Flexible Premium Adjustable Variable Life Insurance Policy
Nationwide Provident VLI Separate Account 1
(Registrant)
Nationwide Life Insurance Company
(Depositor)
Service Center
P.O. Box 182928
Columbus, OH 43218-2928
Telephone: 1-800-688-5177
TDD: 1-800-238-3035
Facsimile: 1-888-677-7393
This Statement of Additional Information ("SAI") contains additional information regarding the Individual Flexible Premium Adjustable Variable Life Insurance Policy offered by Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2026 and the prospectuses for the mutual funds. Copies may be obtained FREE OF CHARGE by writing or calling the Service Center. Capitalized terms in this SAI correspond to terms defined in the prospectus. No information is incorporated by reference in this SAI.

Additional Policy Information
The Policy
The Policy, Application(s), Policy's specification page, and any Riders are the entire contract. Only statements made in the Applications can be used to void the Policy or to deny a claim. Nationwide assumes that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. Nationwide relies on those statements when issuing or changing a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.
Temporary Insurance Coverage
At the time the Application for the Policy is signed, an applicant can, subject to Nationwide's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the health questions of the temporary agreement and submitting payment of the Minimum Initial Premium with the Application, but only if the Application is dated the same day as, or earlier than, the temporary insurance agreement. Temporary insurance coverage will take effect as of the date of the temporary insurance agreement.
The amount of temporary insurance coverage under the agreement is the lesser of the Face Amount applied for or $500,000. Temporary coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date that Nationwide mails a notice of termination coverage.
Right to Contest
Nationwide has the right to contest the validity of a Policy based on material misstatements made in the Application for the Policy or a change. However, unless prohibited by state law, Nationwide will not contest the Policy (or any change) after it (or the change) has been in force during the Insured's lifetime for two years from the Policy Issue Date.
Misstatement of Age or Sex
If the Insured's age or sex has been misstated in the Application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex. No adjustment will be made to the Policy Account Value.
Suicide Exclusion
In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) Nationwide's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.
If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which Nationwide will pay with respect to the increase will be the Monthly Deductions for the cost of insurance attributable to such increase and the expense charge for the increase.
Assignment
The Owner may assign the Policy but Nationwide will not be bound by any assignment unless it is in writing and has been received at Nationwide's Service Center. Your rights and those of any other person referred to in the Policy will be subject to the assignment. Nationwide assumes no responsibility for the validity of any assignments.
Beneficiary
The Beneficiary is designated in the Application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to Nationwide. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.
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Change of Owner or Beneficiary
As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to Nationwide. If two or more persons are named as Beneficiaries, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by Nationwide. Nationwide will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have federal income tax consequences.
Premium Classes
Nationwide currently places each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings. The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000. Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.
Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, Nationwide may notify the Insured about possible classification as a nonsmoker. If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.
Loan Interest
Interest Rate Charged. Interest is due at the end of each Policy Year. If interest is not paid when due, it is added to the loan balance and bears interest at the same rate beginning 23 days after the Policy Anniversary. Unpaid interest is allocated based on the Owner's written instructions. If there are no written instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value of the Subaccounts under a Policy bear to the total unloaned Policy Account Value.
Allocation of Loan Collateral. Nationwide will deduct the collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account based upon the proportion that the value of the Subaccounts and/or the Guaranteed Account value bear to the total unloaned Policy Account Value, and transfer this amount to the Loan Account. The collateral is recalculated: (a) when loan interest is repaid or added to loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.
Effect of Policy Loans
Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Subaccounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be. The death proceeds will be reduced by the amount of any outstanding Policy loan.
Allocations of Policy Account Value and Subsequent Premium Payments
A special method is used to allocate a portion of the existing Policy Account Value to an increase in Face Amount and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the guideline annual premium for the Initial Face Amount and the guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated
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between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in Face Amount, guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.
Delays in Payments of Policy Benefits
Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after Nationwide receives proof of the Insured's death at its Service Center and all other requirements are satisfied. Insurance Proceeds will be paid in a single sum unless an alternative settlement option has been selected.
If Insurance Proceeds are payable in a single sum, interest at the annual rate of 3% or any higher rate declared by Nationwide or required by law is paid on the Insurance Proceeds from the date of death until payment is made.
Any amounts payable as a result of surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of the payment request at Nationwide's Service Center in a form satisfactory to Nationwide.
Generally, the amount of a payment from the Subaccounts will be determined as of the date of receipt by Nationwide of all required documents. However, Nationwide may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of Nationwide policyholders. As to amounts allocated to the Guaranteed Account, Nationwide may defer payment of any withdrawal or surrender of Net Cash Surrender Value and the making of a loan for up to six months after Nationwide receives a payment request at its Service Center. Nationwide will pay interest, at a rate of 3% a year, on any payment Nationwide defers for 30 days or more as described above.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, Nationwide may be required to reject a premium payment. Nationwide also may be required to provide additional information about an Owner's account to government regulators. In addition, Nationwide also may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or Death Benefits, until instructions are received from the appropriate regulator.
The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a settlement option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a settlement option. If the Beneficiary is changed, any prior arrangements with respect to the payment option will be canceled.
Charge Discounts for Sales to Certain Policies
The Policy is available for purchase by individuals, corporations, and other groups. Nationwide may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings with respect to sales, underwriting, administrative, or other costs. Nationwide also may reduce or waive charges on Policies sold to its officers, directors, employees, or affiliates. The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.
Generally, charges are reduced or waived based on a number of factors, including:
•
the number of Insureds;
•
the size of the group of purchasers;
•
the total Premium expected to be paid;
•
total assets under management for the Owner;
•
the nature of the relationship among individual Insureds;
•
the purpose for which the Policies are being purchased;
•
the expected persistency of individual Policies; and
•
any other circumstances which are rationally related to the expected reduction in expenses.
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Reductions or waivers of charges will not discriminate unfairly among Policy Owners.
Benefit Payable on Final Policy Date
If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), Nationwide will pay the Owner the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date, although this payment may be postponed under certain conditions. Owners may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.
Settlement Options
In lieu of a single sum payment on death, Surrender, or maturity, one of the following settlement options may be elected. Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. As part of Nationwide's general account assets, settlement option proceeds may be subject to claims of creditors. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings. Consult a tax advisor as to the tax treatment of payments under settlement options.
•
Proceeds at Interest Option. Proceeds are left on deposit to accumulate with Nationwide with interest payable at 12, 6, 3, or 1-month intervals.
•
Installments of a Specified Amount Option. Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1-month intervals, until proceeds applied under the option and interest on the unpaid balance and any additional interest are exhausted.
•
Installments for a Specified Period Option. Proceeds are payable in a number of equal monthly installments. Alternatively, the installments may be paid at 12, 6, or 3-month intervals. Payments may be increased by additional interest, which would increase the installments certain.
•
Life Income Option. Proceeds are payable in equal monthly installments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.
•
Joint and Survivor Life Income Option. Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months.
A guaranteed interest rate of 3% per year applies to the above settlement options. Nationwide may declare additional rates of interest at its sole discretion. Nationwide may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.
Policy Termination
The Policy will terminate on the earliest of:
•
the Final Policy Date;
•
the end of the Grace Period without a sufficient payment;
•
the date the Insured dies; or
•
the date the Policy is surrendered.
Policy Restoration Procedure
Requests to restore a surrendered policy must meet the following requirements:
•
the request must be in writing and signed by the Policy Owner (if the surrender was a Code Section 1035 exchange to a new policy with a different insurer, the signature of an officer of the replacing insurer is also required);
•
the written request must be received at the Service Center within 30 days of the date the policy was surrendered (periods up to 60 days will be permitted based on the right to examine period applicable to replaced life insurance policies in the state where the policy was issued);
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•
the surrender Proceeds must be returned in their entirety; and
•
the Insured must be alive on the date the restoration request is received.
No proof of insurability or additional underwriting will be required for requests to restore a surrendered policy that meet the above requirements.
A restored policy will be treated as if it had never been surrendered for all purposes, including Investment Experience, accrual of interest, and deduction of charges, resulting in the following:
•
the returned surrender proceeds and any amount taken as a surrender charge will be used to purchase Accumulation Units according to the allocations currently in effect on, and priced as of, the surrender date;
•
any charges that would otherwise have been assessed during the period of surrender will be assessed as of the date(s) they were due resulting in the cancellation of Accumulation Units priced as of the applicable date(s);
•
interest will be credited on any allocation to a fixed investment option at the rate(s) in effect during the period of surrender;
•
interest charged and credited on any Indebtedness will accrue at the rates in effect for the period of surrender; and
•
any transfer of loan interest charged or credited that would have occurred during the period of surrender will be transferred as of the date(s) such transfers would have otherwise occurred.
Policy restoration is not a contract right of the policy; it is an administrative procedure based on requirements of state insurance law and the terms are subject to change without notice at any time.
Illustrations
Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustration of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested. Illustrations are provided free of charge.
Standard & Poor's
"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Nationwide and the Nationwide Variable Insurance Trust. Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Nationwide and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to Nationwide, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund. S&P has no obligation to take the needs of Nationwide, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Nationwide, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Additional Information
Potential Conflicts of Interest
Shares of the Funds are sold to separate accounts of insurance companies that are not affiliated with Nationwide or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interest of Owners whose Policy Account Values are allocated to the Subaccounts and of owners of other contracts or policies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.
Shares of some of the Funds may also be sold directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Nationwide will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.
Policies Issued in Conjunction with Employee Benefit Plans
Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.
Legal Developments Regarding Unisex Actuarial Tables
In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.
Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies are based upon actuarial tables, which distinguish between men and women, and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.
Safekeeping of Account Assets
Nationwide holds the Separate Account's assets physically segregated and apart from the general account. Nationwide maintains records of all purchases and sale of Portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).
Records
Nationwide will maintain all records relating to the Separate Account and the Guaranteed Account at the Service Center.
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Financial Statements
The December 31, 2025 financial statements of the Separate Account and the December 31, 2025 financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS ("Form N-VPFS") filed with the SEC.
Independent Registered Public Accounting Firm
The financial statements of Nationwide Provident VLI Separate Account 1 and the statutory financial statements and financial statement schedules of Nationwide Life Insurance Company have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company includes explanatory language that states that the financial statements are prepared by Nationwide Life Insurance Company using statutory accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Ohio Department of Insurance.
The KPMG LLP report dated March 23, 2026 of Nationwide Life Insurance Company also contains an emphasis of matter paragraph that states that Nationwide Life Insurance Company’s subsidiary received permission from the Ohio Department of Insurance in 2023 to account for an excess of loss reinsurance recoverable as an admitted asset. Under prescribed statutory accounting practices, the excess of loss reinsurance recoverable would not be an admitted asset. As of December 31, 2025, 2024 and 2023, that permitted accounting practice increased statutory surplus over what it would have been had that prescribed accounting practice been followed. KPMG LLP’s opinions are not modified with respect to this matter.
Additional Information about the Company
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under Ohio law in March 1929, with its Main Administrative Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies, which is comprised of Nationwide Mutual Insurance Company ("NMIC") and all of its subsidiaries and affiliates. Nationwide is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide is an indirect wholly owned subsidiary, and NFS a direct wholly owned subsidiary, of NMIC.
On January 1, 2009, NFS became a private wholly owned subsidiary of NMIC. NFS is the holding company of Nationwide and other companies that comprise the retirement savings operations of the Nationwide group of companies.
Before January 1, 2010, the Policies were issued by Nationwide Life Insurance Company of America ("NLICA"), at that time a wholly owned subsidiary of NFS. NLICA was chartered by the Commonwealth of Pennsylvania in 1865 under the name Provident Mutual Life Insurance Company ("PMLIC"). On October 1, 2002, PMLIC converted from a mutual insurance company to a stock insurance company, changed its name to Nationwide Life Insurance Company of America, and became a wholly owned subsidiary of NFS, pursuant to terms of a sponsored demutualization. Effective following the close of business on December 31, 2009, NLICA merged with and into Nationwide, and Nationwide was the surviving company.
Nationwide submits annual statements on our operations and finances to insurance officials in all states and jurisdictions in which it does business. Nationwide has filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.
Nationwide intends to reinsure a portion of the risks assumed under the Policies.
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Underwriters
The current distributor of the Policies is Nationwide Investment Services Corporation ("NISC") located at One Nationwide Plaza, Columbus, Ohio 43215, an affiliate of Nationwide. Until May 1, 2009, the Policies were distributed by Nationwide Securities, LLC ("NSLLC") (formerly, 1717 Capital Management Company), located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide.
The Policies were sold on a continuous basis until December 31, 2008, by licensed insurance agents in those states where the Policies could lawfully be sold. Beginning January 1, 2009, no new policies will be sold, but agents may continue to accept additional premium on existing Policies. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").
Gross first year commissions paid by Nationwide on the sale of these Policies provided by NISC are approximately 91% of the target premium plus 2% of any excess premium payments. Nationwide pays gross renewal commissions in years two through 10 on the sale of the Policies provided by NISC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.
NISC received no compensation as principal underwriter of variable life insurance policies and variable annuity contracts offered by insurance company subsidiaries of Nationwide Financial Services, Inc. for each of this Variable Account’s last three fiscal years.
Additional Information about the Separate Account
On October 1, 2002, in connection with the sponsored demutualization (whereby NLICA converted from a mutual insurance company to a stock life insurance company, became a wholly-owned subsidiary of NFS, and changed its name from Provident Mutual Life Insurance Company to Nationwide Life Insurance Company of America), the Provident Mutual Variable Life Separate Account changed its name to the Nationwide Provident VLI Separate Account 1.
Other Information
A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.
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PART C. OTHER INFORMATION
Item 30. Exhibits
a)
Board of Directors Resolutions –
1)
Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033- 02625.
2)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to Post- Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
3)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to Post- Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
4)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
5)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
6)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Sub accounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
7)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
8)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 1, filed on April 25, 2000, File No. 333-71763.
9)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Sub accounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to Post-Effective Amendment No. 5, filed on April 19, 2002, File No. 333-71763.
10)
Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the Initial Filing of the Registration Statement, filed on April 5, 2001, File No. 333-58308.
11)
Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Sub accounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
b)
Not applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Contracts –

1)
Individual Flexible Premium Adjustable Variable Life Insurance Policy Forms (C126, C126A, C127, C127A & C128). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
2)
Children’s Term Rider (C306). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
3)
Convertible Term Life Rider (C308). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
4)
Extension of Final Policy Date Rider (C822). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
5)
Qualify as part of Section 403(b) Rider (C827). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
6)
Change of Insured Rider (C901). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
7)
Disability Waiver Benefit Rider (C902). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
8)
Disability Waiver of Premium Rider (C903). Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
9)
Accelerated Death Benefit Rider (C/D904). Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
10)
Form of Illustration of Death Benefits, Policy Account Values and Net Cash Surrender Values. Incorporated herein by reference to Post-Effective Amendment No. 15, filed on April 23, 2001, File No. 033-42133.
11)
Long-Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to Post- Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
12)
Long-Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to Post- Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
13)
Long-Term Care Waiver Benefit Rider (Form 1101). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
14)
Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to Post-Effective Amendment No. 2, filed on February 8, 2001, File No. 333-71763.
e)
Applications –
1)
Form of Application. Incorporated herein by reference to Post-Effective Amendment No. 2, filed on April 24, 2000, File No. 333-67775.
2)
Application for Flexible Premium. Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 033-42133.
3)
Initial Allocation Selection. Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 033-02625.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf1.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitf2.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31 2009. Filed previously with initial registration statement (333- 164119) on January 4, 2010 as document "exhibitf3.htm" and hereby incorporated by reference.
g)
Reinsurance Contracts –

1)
Single Life Permanent Pool (ERC). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
2)
Single Life Permanent Pool (RGA). Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
3)
Automatic and Facultative YRT Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
4)
Addendum to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
5)
Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
6)
Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
7)
Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
8)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre- Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
9)
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to Pre- Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
10)
YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
11)
YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on December 16, 2002, File No. 333-98629.
h)
Form of Participation Agreements –
Unless indicated as attached hereto, the following fund participation agreements were previously filed and are hereby incorporated by reference.
1)
Fund Participation Agreement with AIM Variable Insurance Funds, AIM Advisors, Inc., and AIM Distributors dated January 6, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimfpa99h1.htm
2)
Fund Participation Agreement with Fred Alger Management, Inc., Fred Alger & Company, Incorporated. dated October 1, 2004 with the registration statement under 333-164118, post-effective amendment number 3 filed on April 26, 2011 as document algeramericanpfa.htm
3)
Fund Participation Agreement (Amended and Restated) with Alliance Capital Management L.P. and Alliance-Bernstein Investment Research and Management, Inc. dated June 1, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebernsteinfpa.htm
4)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentfpa99h2.htm

5)
Fund Participation Agreement with BlackRock (formerly FAM Distributors, Inc. and FAM Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333-137202, pre- effective amendment number 3 filed on September 27, 2007 as document blackrockfpa.htm
6)
Restated and Amended Fund Participation Agreement with The Dreyfus Corporation, as amended, dated January 27, 2000 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document dreyfusfpa99h3.htm
7)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended, dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedfpa99h4.htm
8)
Participation Agreement among (Fidelity) Variable Insurance Products Funds, Fidelity Distributors Company LLC, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Jefferson National Life Insurance Company of New York dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 filed on April 25, 2024 as document d777109dex99h14.htm.
9)
This field is intentionally blank.
10)
This field is intentionally blank.
11)
Amended and Restated Fund Participation Agreement with Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc., as amended, dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankfpa99h8.htm
12)
Fund Participation Agreement, Service and Institutional Shares, with Janus Aspen Series dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusfpa99h9a.htm
13)
Amended and Restated Fund Participation Agreement with MFS Variable Insurance Trust and Massachusetts Financial Services Company, as amended, dated February 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document mfsfpa99h11.htm
14)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
15)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
16)
Fund Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer Funds, Inc. dated April 13, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document oppenfpa99h14.htm
17)
Fund Participation Agreement with PIMCO Variable Insurance Trust and PIMCO Funds Distributors, LLC, as amended, dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcofpa.htm
18)
Fund Participation Agreement with Putnam Variable Trust and Putnam Retail Management, L.P. dated February 1, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamfpa.htm
19)
Fund Participation Agreement with T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price Investment Services, Inc., as amended, dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document trowefpa99h15.htm

20)
Fund Participation Agreement with The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management, Inc., as amended, dated February 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univfpa99h16.htm
21)
Fund Participation Agreement with Van Eck Investment Trust, Van Eck Associates Corporation, and Van Eck Securities Corporation, as amended, dated September 1, 1989 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckfpa.htm
22)
Fund Participation Agreement with Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation. dated February 28, 2008 with the registration statement under 333-43671, post-effective amendment number 43 filed on April 12, 2011 as document vanguardfpa.htm
23)
Fund Participation Agreement with Waddell & Reed Services Company and Waddell & Reed, Inc, as amended, dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedfpa.htm
24)
Fund Participation Agreement with Wells Fargo Management, LLC, and Stephens, Inc., as amended, dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargofpa.htm
i)
Form of Administrative Contracts –
Unless indicated as attached hereto, the following administrative contracts were previously filed and are hereby incorporated by reference.
1)
Administrative Services Agreement with AIM Advisors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1a.htm
2)
Financial Support Agreement with AIM Distributors, Inc. dated July 1, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document aimasa99i1b.htm
3)
Administrative Service Agreement with Fred Alger Management, Inc. and Fred Alger & Company Incorporated dated October 1, 2004, as amended, with registration statement under 333-227783, post- effective amendment 9 filed on December 1, 2021 as document d145743dex99i33.htm. Portions of this exhibit have been redacted.
4)
Administrative Services Agreement with Alliance Fund Distributors, Inc. dated June 3, 2003 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document alliancebersteinasa.htm
5)
Amended and Restated Fund Participation and Shareholder Services Agreement with American Century Investment Services, Inc., as amended, dated September 15, 2004 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document amcentasa99i2.htm
6)
Administrative Services Agreement with BlackRock (formerly FAM Distributors, Inc., and Merrill Lynch Variable Series Funds, Inc.), as amended, dated April 13, 2004 with the registration statement under 333- 137202, pre-effective amendment number 3 filed on September 27, 2007 as document blackrockasa.htm
7)
Restated Administrative Services Agreement with The Dreyfus Corporation, as amended, and 12b-1 letter agreement dated, as amended, dated June 1, 2003 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document dreyfusasa99i3.htm
8)
Dealer Agreement with Federated Securities Corp. dated October 26, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4a.htm
9)
Fund Participation Agreement with Federated Insurance Series and Federated Securities Corp., as amended dated April 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document fedasa99i4b.htm
10)
Service Agreement between Fidelity Investments Institutional Operations Company LLC and Nationwide Investment Services Corporation dated October 11, 2023 with the registration statement under 333-177439, post-effective amendment number 42 as document d777109dex99i13.htm. Portions of this exhibit have been redacted.

11)
Service Contract between Fidelity Distributors Company LLC and Nationwide Investment Services Corporation dated October 18, 2023 with the registration statement under 333-177439, post-effective amendment number 42 as document d777109dex99i14.htm. Portions of this exhibit have been redacted.
12)
Administrative Services Agreement with Franklin Templeton Services, LLC, as amended dated May 1, 2003 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document frankasa99i6.htm
13)
Distribution and Shareholder Services Agreement with Janus Distributors, Inc. dated December 31, 1999 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document janusasa99i7.htm
14)
Letter Agreement between MFS Fund Distributors, Inc. ("MFD") and Nationwide Financial Services, Inc. dated January 30, 2013 with the registration statement under 333-227783, post-effective amendment number 3 filed on September 9, 2019 as document d737458dex9924b39.htm
15)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), as amended dated May 2, 2005 with the registration statement under 333-140608, pre- effective amendment number 1 filed on July 17, 2007 as document nwasa99i10.htm
16)
Fund Participation Agreement with Nationwide Variable Insurance Trust (formerly, Gartmore Variable Insurance Trust), American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2007 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document nwfpa99h12b.htm
17)
Fund Participation Agreement with Neuberger Berman Management Inc. dated January 1, 2006 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document neuberfpa99h13.htm
18)
Administrative Services Agreement with Pacific Investment Management Company LLC, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasaa.htm
19)
Administrative Services Agreement with PIMCO Variable Insurance Trust, as amended dated March 28, 2002 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document pimcoasab.htm
20)
Administrative Services Letter Agreement with T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc., as amended dated October 1, 2002 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document troweasa99i13.htm
21)
Administrative Services Agreement with Morgan Stanley Distribution, Inc. (The Universal Institutional Funds, Inc.), as amended dated May 5, 2005 with the registration statement under 333-140608, pre-effective amendment number 1 filed on July 17, 2007 as document univasa99i14.htm
22)
Administrative Services Agreement with Van Eck Securities Corporation, as amended dated November 3, 1997 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document vaneckasa.htm
23)
Administrative Services Agreement with Waddell & Reed, Inc., as amended dated December 1, 2000 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document waddellreedasa.htm
24)
Administrative Services Agreement with Wells Fargo Funds Management, LLC and Stephens, Inc., as amended dated November 15, 2004 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document wellsfargoasa.htm
25)
Administrative Services Agreement with Putnam Retail Management Limited Partnership, as amended dated August 1, 2006 with the registration statement under 333-137202, pre-effective amendment number 3 filed on September 27, 2007 as document putnamasa.htm
j)
Not applicable.
k)
Legal Opinion – Filed previously with initial registration statement (333-164119) on January 4, 2010 as document "exhibitk.htm" and hereby incorporated by reference.

l)
Not applicable.
m)
Not applicable.
n)
Consent of Independent Registered Public Accounting Firm – Attached hereto.
o)
Not applicable.
p)
Not applicable.
q)
Redeemability Exemption – Filed previously with Post-Effective Amendment No. 21 to the registration statement (File No. 333-164119) on April 21, 2023 and hereby incorporated by reference.
r)
Not Applicable.
99)
Power of Attorney – Attached hereto.
Item 31. Directors and Officers of the Depositor
The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Hawley, Craig A.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Technology Officer	Carrel, Michael W.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy & Innovation Officer	Mahaffey, Michael W.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Investment Management Group	Aniano, Joseph N.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-Institutional Life	Dowdy, Jessica
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Chief Financial Officer - Financial Services and Director	Ginnan, Steven A.
Senior Vice President-PL Product and Underwriting	Griffin, Sarah E.
Senior Vice President-Chief Financial Officer - Property & Casualty	Guerrero, Oscar
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Underwriting Performance - E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal - NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty - E&S/Specialty	Iorio, Thomas A.
Senior Vice President-Marketing - Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-Retirement Solutions	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell M.
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey E.
Senior Vice President-Chief Technology Officer - Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Nationwide Annuity and Director	Kotecha, Kush V.
Senior Vice President-Chief Technology Officer - Nationwide Financial	Kuamoo, Misty C.

Senior Vice President-Business Performance - Property & Casualty	Kyung, Jennifer
Senior Vice President-Nationwide Agribusiness	Liggett, Brad R.
Senior Vice President-Programs & Alternative Risk - E&S/Specialty	Lopes, John S.
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management - P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey E.
Senior Vice President-Contract & Brokerage Underwriting - E&S/Specialty	Nelson, David N.
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-NF Strategic Customer Solutions	Perez, J.J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Distribution	Ricklin, Suzanne
Senior Vice President-Marketing Management - Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance, Strategy & Governance Legal & Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Sales - Life	Spencer, Frank W.
Senior Vice President-Commercial Lines - Middle Market	Talkowski, Kristina M.
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael N.
Senior Vice President-Chief Technology Officer - Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services - E&S/Specialty	Walsh, James
Senior Vice President-Programs - E&S/Specialty	Wayne, Amber M.
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines - Small Market	Williams, George M.
Director	Walker, Kirt A.
Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant
Following is a list of entities directly or indirectly controlled by or under common control with the depositor or registrant. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Account C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan
sponsors and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Nationwide Life and Benefits Insurance Company (formerly, Direct General Life Insurance Company)	South Carolina
The company is a South Carolina stock life insurance
company that previously offered a life product only, but is
filing stop loss products in majority of states and a fully
insured small group health product in a limited number of
states.

NSM Sales Corporation	Nevada	The company is a sales and distribution organization for group health product and ancillary third-party products.
The Association Benefits Solution, LLC	Delaware
The company is a program manager for self-funded
group health program where it coordinates and manages
offerings to employers looking for an "off the shelf"
solution to self-fund employee health plans.

Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors.
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 33. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14
Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Nationwide Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Perez, J.J.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President and Assistant Secretary	Wolf, Bonnie L.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO IPS - Individual Life	Wild, Keith D.
Chief Compliance Officer and AML Officer	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Director	Jestice, Kevin T.
Director	Kotecha, Kush V.
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.

c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A
Item 35. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 36. Management Services
Not Applicable
Item 37. Fee Representation
Nationwide Life Insurance Company represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on April 27, 2026.
Nationwide Provident VLI Separate Account 1
(Registrant)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Nationwide Life Insurance Company
(Depositor)
By: /s/ Craig A. Hawley*
Craig A. Hawley President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on April 27, 2026.
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ KUSH V. KOTECHA*
Kush V. Kotecha, Senior Vice President-Nationwide Annuity and Director
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President-Nationwide Life and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer – Financial Services and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Kirt A. Walker, Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie M. Ruff
Jamie M. Ruff Attorney-in-Fact Pursuant to Power of Attorney